                                                                   EXHIBIT 10.22

                         SUBSCRIPTION AND PURCHASE AGREEMENT

                      9% Convertible Secured Debentures due 2002
                          Warrants to Purchase Common Stock


    THIS SUBSCRIPTION AND PURCHASE AGREEMENT (the "Agreement") dated as of the 8th day of May, 1997 by and between RENAISSANCE ENTERTAINMENT CORPORATION, a Colorado corporation (the "Company"), and Charles S. Leavell (the "Investor"). Investor and the other persons who have entered into identical Subscription and Purchase Agreements with the Company are herein collectively referred to as the "Investors."

    In consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the Company and the Investor mutually agree as follows:


                                      ARTICLE 1

                          DESCRIPTION OF PROPOSED FINANCING

    1.1 AUTHORIZATION OF THE DEBENTURES AND WARRANTS. The Company has authorized the issuance and sale of (i) a maximum of $1,500,000 aggregate principal amount of nine percent (9%) Convertible Secured Debentures due 2002, each in the principal amount of Fifty Thousand Dollars ($50,000) or an integral multiple thereof (the debenture(s) issued pursuant to this Agreement and the other debentures being issued pursuant to identical Subscription and Purchase Agreements entered into between the Company and Investors being herein referred to collectively as the "Debentures"), and (ii) warrants to purchase up to 300,000 shares of the Company's Common Stock (the "Warrants"). The Debentures, which will be identical in all respects, except as to date, name of Investor and amount of investment, shall be in the form attached hereto as Appendix A and the Warrants shall be in the form attached hereto as Appendix B.

    1.2 PURCHASE AND SALE OF THE DEBENTURES; ISSUANCE OF WARRANTS. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties contained herein, the Company agrees to sell to Investors the principal amount of Debentures for which each such Investor shall subscribe and to issue to Investor Warrants representing the right to purchase Ten Thousand (10,000) shares of the Company's Common Stock for each Fifty Thousand Dollars ($50,000) principal amount of Debentures acquired. Investor, in reliance upon the representations and warranties of the Company contained herein, agrees to purchase from the Company the principal amount of the Debentures set forth in Section 15.2 hereof.

    1.3 CLOSING. Closing(s) of the purchase and sale of the Debentures contemplated by this Agreement (herein the "Closing") shall take place at such times as agreed between the Company and the Investor. At the Closing, the Company shall deliver to each Investor (i) one or more Debentures made payable to the order of such Investor, against delivery to the Company by the Investor of a certified or cashier's check or other form of payment acceptable to the Company in the amount of the purchase price of the Debenture(s) subscribed for in Section 15.2 below, and (ii) one or more Warrants registered in Investor's name for the Warrants to be issued as described above.


                                      ARTICLE 2

                    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

    The Company hereby represents and warrants to the Investors that:



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    2.1   MISLEADING STATEMENTS.  No statement by the Company in this
Agreement or in any document, written statement or certificate furnished or to be furnished to the Investors pursuant to this Agreement (including the Disclosure Schedule attached hereto and made a part hereof for all purposes) or in connection with the transactions contemplated by this Agreement, when taken together, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements therein made not misleading.

    2.2 CORPORATE ORGANIZATION. (a) Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Colorado and has the corporate power and authority to carry on the Company's business as it is now being conducted and to own and lease the property and assets that it now owns and leases in connection with the Company's business. Company is duly licensed or qualified and in good standing as a foreign corporation in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business conducted by it makes such licensing or qualification necessary. The jurisdictions in which the Company and its subsidiary, Creative Faires Limited, are qualified are listed in Section
2.2 of the Disclosure Schedule.

          (b) True, accurate and complete copies of Company's Articles of Incorporation and By-Laws, as in effect on the date hereof, have heretofore been delivered to Investor.

    2.3 CAPITALIZATION. (a) The authorized capital stock of Company consists of 1,000,000 shares of Preferred Stock, $1.00 par value, and 50,000,000 shares of Common Stock, $.03 par value, and as of May 5, 1997, no shares of Preferred Stock and 10,809,362 shares (including 1,173,100 shares being held in escrow pending the potential sale of such shares to foreign investors represented by Credit Bancorp) of Common Stock were issued and outstanding. All of the issued and outstanding shares of Common Stock are validly issued, fully paid, nonassessable and free of preemptive rights.

          (b) As of the date hereof, there are no outstanding subscriptions, options, calls, contracts, commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement obligating Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of the capital stock or obligating Company to grant, extend or enter into any such agreement or commitment, except as set forth in Section 2.3 to the Disclosure Schedule, and there are no voting trusts, proxies or other agreements or understandings to which Company is a party or is bound with respect to the voting of any shares of its capital stock.

    2.4 AUTHORIZATION. (a) Company has all requisite corporate power and authority to enter into, execute, deliver and consummate the transactions contemplated by this Agreement, the Debenture, the Warrant, the Mortgage, the Deed of Trust and any other instruments and agreements contemplated herein required to be executed and delivered by it pursuant to this Agreement (collectively, the "Related Instruments"). The Board of Directors of Company has taken all action required by law, the Articles of Incorporation and By-Laws of the Company or otherwise to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including the execution, delivery and consummation of the Related Instruments. No other corporate act or proceeding on the part of Company is necessary to authorize this Agreement or any of the Related Instruments or the transactions contemplated hereby or thereby. This Agreement is, and each of the Related Instruments, when executed and delivered to Investor by Company, will be, a valid and binding obligation of Company enforceable against Company in accordance with its terms.

          (b) Company has previously delivered to Investor true and complete copies, certified by the Secretary or an Assistant Secretary of Company, of the resolutions duly and validly adopted by the Board of Directors of Company evidencing its authorization of the execution and delivery of this Agreement and the Related Instruments and the consummation of the transactions contemplated hereby and thereby (which resolutions have not been modified, revoked or rescinded in any respect).

    2.5 NO VIOLATION. Neither the execution and delivery by Company of this Agreement or any of the Related Instruments, nor the consummation by Company, of the transactions contemplated hereby or thereby will violate any material provision of the General Corporation Law of the State of Colorado, the Articles of Incorporation or By-Laws of Company, or, violate, or be in conflict with, or constitute a default (or an event or condition which,

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with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or cause the acceleration of the maturity of any liability or obligation pursuant to, or, violate any statute or law or any judgment, decree, order, writ, injunction, regulation or rule of any court or governmental authority.

    2.6 REPORTS AND FINANCIAL STATEMENTS. Since December 31, 1996, Company has filed all material forms, statements, reports and documents (including all exhibits, amendments and supplements thereto) required to be filed by it under the federal securities laws ("Company's SEC Reports"), copies of which have been previously delivered to Investor by Company. As of their respective dates, the Company's SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Financial Statements contained in Company's SEC Reports have been prepared in accordance with Generally Accepted Accounting Principles (except as may be indicated therein or in the notes thereto) and fairly present the financial position of Company as of the dates thereof and the results of their operations and changes in financial position for the periods then ended.

    2.7 NO UNDISCLOSED OR CONTINGENT LIABILITIES. Except as and to the extent set forth in Section 2.7 of the Disclosure Schedule, Company has no material liabilities or obligations relating to the Company's business of any nature (whether absolute, secured, contingent or otherwise and whether due or to become due) which are not fully reflected or reserved against in the financial statements for the nine-months ended December 31, 1996 (the "Financial Statements") except for liabilities and obligations incurred in the ordinary course of business and consistent with past practice since the date thereof.
The reserves for liabilities and obligations reflected in the Financial Statements have been calculated in accordance with generally accepted accounting principles.

    2.8 ABSENCE OF CERTAIN CHANGES. Except as and to the extent set forth in Section 2.8 of the Disclosure Schedule, since December 31, 1996, Company in respect of the Company's business, has not taken any action not in the ordinary course of business and consistent with past practices.

    2.9 LITIGATION. Except as set forth in Section 2.9 of the Disclosure Schedule, there are no claims, actions, suits, proceedings, investigations or inquiries pending against the Company's business which would have a material adverse effect on the Company's business taken as a whole.

    2.10  TITLE TO PROPERTY, ENCUMBRANCES.  Except as set forth on Section
2.10 to the Disclosure Schedule, Company has good, valid and marketable title to each parcel of real property owned by it and is in possession of and has good title to, or has valid leasehold interests in, all tangible personal property used in or reasonably necessary for the conduct of its business.

    2.11 PLANT AND EQUIPMENT. Except as set forth in Section 2.11 of the Disclosure Schedule, all plants, structures, machinery, equipment and personal property or real property improvements owned, leased or used by the Company have no material defects (ordinary wear and tear excepted) and are in good and normal operating condition and repair, and are adequate for the uses to which they are being put.

    2.12 LEASES. Section 2.12 of the Disclosure Schedule contains an accurate and complete list of all material leases (including all material amendments thereof and material modifications thereto) (the "Leases") pursuant to which Company leases real or personal property for the exclusive use or benefit of the Company's business. Company has not received any written notification that it is in default with respect to any of the Leases; and, except as set forth in Section 2.12 of the Disclosure Schedule, no event or condition has occurred which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute a material default thereunder.

    2.13 COMPLIANCE WITH APPLICABLE LAW. Except as set forth in Section 2.13 of the Disclosure Schedule, Company is presently complying in all respects with all material laws, rules, regulations, orders, ordinances, judgments, decrees, orders, writs and injunctions of all governmental authorities.


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    2.14  TAXES.  Company has (i) timely filed all material returns required to be filed by it with respect to all federal, state and local taxes (collectively referred to as "Taxes"), (ii) paid all Taxes shown to have become due pursuant to such returns, including federal and state payroll taxes, and
(iii) paid all other Taxes for which a notice of assessment or demand for payment has been received.

    2.15 EMPLOYEE PLANS. Section 2.15 of the Disclosure Schedule contains an accurate and complete list of all employee benefit plans ("Plans"). Company has no commitment to provide any additional Plan, policy or arrangement, or to modify an existing Plan covering employees engaged in the Company's business.

    2.16 LABOR MATTERS. Except as set forth in Section 2.16 of the Disclosure Schedule, Company is presently complying in all material respects with all material laws respecting employment and employment practices, and is not engaged in any unfair labor practice or unlawful employment practice relating to the Company's business.

    2.17 ENVIRONMENTAL PROTECTION. Except as set forth in Section 2.17 of the Disclosure Schedule, Company has obtained all material permits, licenses and other authorizations which are required in respect of the operation of the Company's business under federal, state and local laws relating to pollution or protection of the environment (the "Environmental Laws"), other than those permits, licenses and other authorizations, the failure to so have obtained will not, individually or in the aggregate, have a material adverse effect on the Company's business taken as a whole.

    2.18 CONSENTS AND APPROVALS. Except as set forth in Section 2.18 of the Disclosure Schedule, Company is not required to obtain, transfer or cause to be transferred any material consent, approval, license, permit or authorization of, or make any declaration, filing or registration with, any third party in connection with (a) the execution and delivery by Company of this Agreement or the Related Instruments or (b) the consummation by Company of the transaction contemplated hereby or thereby.

    2.19 CONTRACTS AND COMMITMENTS. Except as set forth in Section 2.19 of the Disclosure Schedule:

          (a) Company is not a party to or bound by any agreements, contracts or commitments which are material to the Company's business taken as a whole; and

          (b) Company is not in default under or in violation of, nor is there any basis for any valid claim of default under or violation of, any material contract, agreement or commitment made or obligation relating to the Company's business.

    2.20 INSURANCE. Company's insurance contracts, including those covering its properties, buildings, fixtures, equipment, inventory and employees, are of types and in amounts considered adequate for similar businesses. Such insurance contracts shall be maintained in full force and effect.

    2.21  COMPANY COVENANTS.  So long as any Debentures are outstanding:

          (a) Neither the Company nor any subsidiary (unless it is wholly owned by the Company) will pay any dividends or distributions to shareholders, except for dividends or distributions in Common Stock of the Company;

          (b) Company will deliver to the Investor, within 120 days after the end of each fiscal year, an officer's certificate stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance or compliance of any of the provisions of this Agreement, the Debenture or the Mortgage;

          (c) All of the Company's SEC Reports and filings and all of the Company's communications with shareholders will be furnished to investor at the same time as they are filed with the SEC or furnished to shareholders; and


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          (d)  Notice will be given to Investors of the occurrence of any
    Event of Default (as defined in Section 11.1) or any fact, condition or event that with the giving of notice or passage of time or both would become an Event of Default or if Company becomes aware of any material adverse change in the business prospects, financial condition (including, without limitation, a proceeding in bankruptcy, insolvency, reorganization or the appointment of a receiver or trustee).


                                      ARTICLE 3

                    REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

    The Investor represents and warrants that:

    3.1 HIGH RISK INVESTMENT. The Investor is aware that investment in the Debentures (the "Offering") involves risks. The Investor represents that Investor has read and carefully considered the disclosures set forth in this Subscription and Purchase Agreement and all documents furnished pursuant to this Agreement, and understands that an investment in this Offering should be considered only by a person able to withstand a total loss of such investment.

    3.2 BINDING OBLIGATION. This Agreement and any other agreement between the Company and the Investor expressly contemplated by this Agreement, constitute a valid and legally binding obligation of the Investor.

    3.3 CORPORATE INVESTORS. If the Investor is a corporation, it hereby represents and warrants that:

          (a) ORGANIZATION AND STANDING. The Investor is a corporation duly and validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to own its properties and to carry on its business as now conducted.

          (b) AUTHORIZATION. All corporate action on the part of the Investor, its officers and directors necessary for the authorization, execution and delivery of this Agreement and all additional agreements expressly contemplated by this Agreement and the performance of all obligations of the Investor hereunder have been taken.


                                      ARTICLE 4

                          FEDERAL AND OTHER SECURITIES LAWS

    4.1 INVESTMENT REPRESENTATIONS AND WARRANTIES. The Investor further represents and warrants that:

          (a) INVESTMENT EXPERIENCE.  The Investor represents that
    Investor is experienced in evaluating and extending financing to companies such as the Company, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment, and has the ability to bear the economic risks of the investment and to make an informed investment decision with respect thereto. The Investor further represents that Investor has had, during the course of the transaction and prior to the purchase of the Debentures, the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the Offering and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to or to which Investor had access.

          (b) INVESTOR REPRESENTATIVE. If the Investor has used the services of a Purchaser Representative, the Investor has received confirmation in writing from such Purchaser Representative concerning the specific details of any and all past, present or future relationships, actual or contemplated, between himself or his affiliates and the Company or any of its affiliates, and any compensation received or to be received as a result of any such relationships.


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          (c) ACQUISITION FOR INVESTMENT FOR INVESTOR'S OWN ACCOUNT.  This
    Agreement is made with the Investor in reliance upon Investor's representation to the Company, which by its acceptance hereof the Investor hereby confirms and which by acceptance of any Debenture, the Holder thereof shall also confirm, that the Debentures are being and the shares of Common Stock issuable upon conversion of the Debentures will be, unless such shares have been registered pursuant to the Securities Act of 1933, as amended (the "1933 Act") and applicable state blue sky laws, acquired for investment for Investor's (Debenture Holder's) own account, not as a nominee or agent and not with a view to the sale or distribution of any part thereof, and that Investor (Debenture Holder) has no present intention of selling, granting participation in, or otherwise distributing the same. Any resales of the Debentures or any shares of Common Stock issued upon the conversion thereof will be in conformity with applicable law. By executing this Agreement (or a Debenture), Investor (Debenture Holder) further represents that Investor (Debenture Holder) does not have any contract, undertaking, agreement, or arrangement with any person in violation of any United States federal or state law to sell, transfer, or grant participation to such person, or to any third person, with respect to the Debentures or any shares of Common Stock issued upon the conversion thereof. Investor (Debenture Holder) realizes that the basis for the exemption from the registration requirements of the 1933 Act, relied upon by the Company in connection with the Offering, may not be present if, notwithstanding such representation, the Investor (Debenture Holder) has in mind merely acquiring the Debentures for a fixed or determinable period and selling the Debentures in the future, and Investor hereby confirms the absence of any such intention.

          (d) TRANSFER OR DISPOSITION OF SECURITIES. The Investor understands that the Debentures and any shares of Common Stock issued upon the conversion thereof may not be sold, transferred, or otherwise disposed of without registration under the 1933 Act, and that in the absence of an effective registration statement, such securities must be held indefinitely. The Investor represents that, in the absence of an effective registration statement, it will sell, transfer, or otherwise dispose of such securities only in a manner consistent with the representations set forth herein and in accordance with the provisions of this Agreement.

    4.2 CERTIFICATE LEGENDS. The Investor agrees that all certificates evidencing the Debentures, the Warrants and any shares of Common Stock issued in respect thereto shall bear a legend in substantially the following form, and by which the Investor agrees to be bound:

    THE SECURITY DESCRIBED HEREIN HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. NO SALE OR DISTRIBUTION OF THIS SECURITY MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT AND APPLICABLE STATE BLUE SKY LAWS.

    4.3 STOP TRANSFER INSTRUCTION. The Company shall make a notation regarding the restrictions on transfer of the Debentures and Warrants in its stock books, and the Company shall not be required to transfer on its books any of such securities that have been sold or transferred in violation of any of the provisions of this Agreement, or to treat as the owner of such securities any transferee to whom such securities have been so transferred.


                                      ARTICLE 5

                 CONDITIONS TO INVESTOR'S OBLIGATIONS AT THE CLOSING

    The obligations of the Investor under Section 1.2 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:


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    5.1   REPRESENTATIONS AND WARRANTIES TRUE ON THE CLOSING DATE.  The
representations and warranties of the Company contained in Article 2 shall be true on and as of the Closing with the same force and effect as if they had been made at the Closing.

    5.2 PERFORMANCE. The Company shall have conformed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it on or before the Closing.


    5.3 QUALIFICATIONS. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state, that are required in connection with the lawful issuance and sale of the Debentures pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.

    5.4 OPINIONS AND CERTIFICATES. All opinions of counsel to the Company and all corporate certificates or documents in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be in form and substance satisfactory to the Investor, and the Investor shall have received all such counterpart originals or certified or other copies of such documents as Investor may reasonably request.

    5.5 DELIVERY OF DEBENTURES AND WARRANTS. The Investor shall have received one or more properly executed Debenture and Warrant certificates representing the Debentures and Warrants which the Investor is purchasing at the Closing.

    5.6 OFFICERS' CERTIFICATE. Company shall have delivered to the Investor a certificate, dated the Closing Date, executed by its chief executive and chief financial officers certifying the fulfillment of the conditions specified in Sections 5.1 and 5.2 hereof.

    5.7 MORTGAGE/TITLE POLICY. The Debentures shall be secured by a valid Security Agreement and Fixture Financing Statement on the Company's faire sites in Kenosha, Wisconsin and Fredericksburg, Virginia, including a Mortgage (the "Mortgage") subject to prior mortgage liens in favor of Bank One, Kenosha N.A., with respect to the Wisconsin site, and a Deed of Trust, Assignment of Leases and Security Agreement (the "Deed of Trust") subject to a prior deed of trust, assignment of leases and security agreement in favor of Union Bank and Trust Company, with respect to the Virginia site. The Mortgage shall be insured by Landmark Title Corporation and evidenced by a Mortgagee's Policy in the amount of the Debentures.


                                      ARTICLE 6

                  CONDITIONS TO THE COMPANY'S OBLIGATIONS AT CLOSING

    The obligations of the Company under Section 1.2 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions as to the Investor:

    6.1 REPRESENTATIONS AND WARRANTIES TRUE ON THE CLOSING. The representations and warranties of the Investor contained in Articles 3 and 4 shall be true on and as of the Closing with the same force and effect as if they had been made at the Closing.

    6.2 QUALIFICATIONS. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Debentures and Warrants pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.

    6.3 PAYMENT OF PURCHASE PRICE. Investor shall have delivered to the Company the total consideration for the Debentures and Warrants which the Investor is purchasing at the Closing.



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                                      ARTICLE 7

                                      DEBENTURES

    7.1 PRINCIPAL AND INTEREST PAYMENTS. The Company shall pay interest to the registered holders of the Debentures (the "Holders") on the principal amount of the Debentures on the first business day of each calendar quarter (the "Interest Payment Dates") of each year commencing on the first such day to occur after Closing with respect to the purchase of such Debenture, at the rate of Nine Percent (9%) per annum, accruing from the date of issuance after as well as before maturity and default and after judgment. Accrued but unpaid interest shall bear interest at the rate of Nine Percent (9%) per annum until paid, commencing with the date on which such interest was due and payable. Unless earlier converted into Common Stock in accordance with Article 8 hereof, or accelerated in accordance with Article 11, the entire outstanding amount of the Debentures and all accrued but unpaid interest shall be due and payable in full on April 1, 2002.

    7.2 REISSUE OF DEBENTURES. No Debenture shall be reissued with respect to the principal amount of any Debentures which are paid pursuant to this Agreement, and the Company shall cancel and terminate any Debenture which has been fully paid or presented to it for exchange pursuant to any of the provisions of this Agreement.

    7.3   REGISTRATION AND TRANSFER OF DEBENTURES.

          (a) The Company shall, at all times while any Debentures are outstanding, act as the registrar of the Debentures and shall cause to be kept at its principal office in the City of Boulder, Colorado, or in such other place or places and by such other registrar or registrars, if any, as the Company may designate, a register in which shall be entered the names and addresses of the Holders of Debentures and particulars of the Debentures held by them respectively and of all transfers of Debentures. The name of the Holder shall be noted on the Debentures by the Company or other registrar.

          (b) No transfer of a Debenture shall be valid unless made by the Holder or his executors or administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Company, upon compliance with the provisions of this Agreement and the Debentures and such other requirements as the Company and/or other registrar may reasonably prescribe, and unless such transfer shall have been duly entered on the appropriate register and/or noted on such Debenture by the Company or other registrar. The person in whose name a Debenture is registered shall be deemed to be the owner thereof.

    7.4 EXCHANGES OF DEBENTURES. Debentures are issuable in denominations of Fifty Thousand Dollars ($50,000) and integral multiples thereof. Debentures of any authorized denomination may be exchanged for Debentures of any other authorized denomination or denominations, any such exchange to be for Debentures of an equivalent aggregate principal amount, as requested by the Holders, and bearing the same interest rate and date of maturity as the original Debentures. Any exchange of Debentures may be made at the offices of the Company or at the offices of any registrar where a register is maintained for the Debentures pursuant to the provisions of Section 7.3. Any Debentures tendered for exchange together with a sum sufficient to cover any tax or other governmental charge payable in connection with the transfer shall be surrendered to the Company or appropriate registrar and shall be canceled.


                                      ARTICLE 8

                                      CONVERSION

    8.1 RIGHT OF CONVERSION. At any time after April 30, 1998 and prior to maturity, the Holders of the Debentures shall have the right from time to time to convert all or a portion of the principal balance thereof unpaid and outstanding from time to time into shares of the Common Stock of the Company; such conversion shall be made at the conversion price in effect at the time of conversion, determined as hereinafter provided (the "Conversion Price"). The initial Conversion Price shall be Four Dollars Fifty Cents ($4.50) per share (the "Initial Conversion


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Price").  The Conversion Price shall be the lesser of the Initial Conversion
Price (adjusted as set forth below) or Seventy percent (70%) of the fair market value (as defined below) of the Company's Common Stock on the Date of Conversion (as hereinafter defined). Such right of conversion is conditioned upon the Holder's agreement to convert a minimum principal amount of the Debentures of Ten Thousand Dollars ($10,000) at any time such Holder elects to exercise Holder's conversion rights unless, at the time the Holder elects to convert the Debenture, Holder holds less than Ten Thousand Dollars ($10,000) in principal amount of the Debentures, in which instance, the entire amount shall be converted.

    The fair market value per share of Common Stock at any date shall be (i) the average of the mean of the closing bid and asked prices of the Common Stock for the last 10 consecutive trading days before the relevant date, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers, Inc. (the "NASD") or the NASD's Automated Quotation System ("NASDAQ")), or, (ii) in the event the Common Stock is listed on a stock exchange or on the NASDAQ National Market System (or other national market system), the fair market value per share shall be the average of the closing prices on the exchange or on the NASDAQ National Market System (or other national market system), as the case may be, for the last 10 consecutive trading days before the relevant date, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the stock exchange, NASDAQ or other national market system).

    8.2   EXERCISE OF CONVERSION RIGHT.

          (a) In order to exercise the conversion right provided in
    Section 8.1, a Holder of the Debentures shall surrender the Debentures at the office of the Company or other registrar appointed by the Company, together with a conversion notice in the form attached to the Debenture as Exhibit A thereto. Such Holder shall thereupon be deemed the holder of the underlying shares of Common Stock, and the principal amount so converted of such Debentures shall be deemed to have been paid in full. No adjustments with respect to interest or dividends shall be made on the portion of any Debenture converted under this Section. Thereupon such Holder and/or, subject to the terms of this Agreement, including payment of all applicable stamp or security transfer taxes or other governmental charges, Holder's nominee(s) or assignee(s), shall be entitled to be entered in the books of the Company as of the Date of Conversion (or such later date as is specified in subsection 8.2(b)) as the holder of the number of shares of Common Stock into which the applicable principal amount of such Debenture is convertible in accordance with the provisions of this Article 8 and, as soon as practicable thereafter, the Company shall deliver to such Debenture Holder and/or, subject as aforesaid, the Holder's nominee(s) or assignee(s), a certificate or certificates for such shares of Common Stock and, if applicable, a check for any amount payable under Section 8.5.

          (b) For the purposes of this Article 8, a Debenture shall be deemed to be surrendered for conversion in the case of Section 8.1, on the date (herein called "Date of Conversion") on which it is surrendered by delivery to the Company at its principal office in Boulder, Colorado, or other registrar, if any, appointed by the Company and of which the Holder of the Debenture is notified in writing, and, in the case of a Debenture surrendered by mailing or other means of transmission, on the date on which it is received by the Company at its principal office in Boulder, Colorado, or other registrar, if any, appointed by the Company and of which the Holder of the Debenture is notified in writing; provided that if a Debenture is surrendered for conversion on a day on which the register of Common Stock is closed, the person or persons entitled to receive Common Stock shall become the holder or holders of record of such shares or Common Stock as at the date on which such register is next reopened.

          (c) Except as otherwise provided herein, any part, being Ten
    Thousand Dollars ($10,000) or an integral multiple thereof, of a Debenture of a denomination in excess of Ten Thousand Dollars ($10,000) may be converted as provided in this Article 8 and all references in this Agreement to conversion of Debentures shall be deemed to include conversion of such parts.

          (d) The Holder of any Debenture of which part only is converted shall upon the exercise of its right of conversion, surrender the said Debenture to the Company or other registrar, if any, and the Company or other registrar, if any, shall cancel the same and shall without charge forthwith certify and deliver to the Holder a new Debenture or Debentures in an aggregate principal amount equal to the unconverted part of the principal amount of the Debenture so surrendered, provided that such new Debenture(s) shall be issued only in denominations of Ten Thousand Dollars ($10,000) or integral multiples thereof.

          (e) The Holder of a Debenture surrendered for conversion in accordance with this Section shall be entitled to receive accrued and unpaid interest on the principal amount thereof being converted to the Interest Payment Date on or next preceding the Date of Conversion thereof, but there shall be no payment or adjustment by the Company on account of any interest accrued or accruing thereon from the latest Interest Payment Date and the Common Stock issued upon such conversion shall rank only in respect of dividends declared in favor of shareholders of record on and after the Date of Conversion or such later date as such Holder shall become the holder of record of such Common Stock pursuant to subsection 8.2(b), from which applicable date they will for all purposes be and be deemed to be issued and outstanding as fully paid and nonassessable shares of Common Stock.

    8.3 ADJUSTMENT OF CONVERSION PRICE. The Conversion Price shall be subject to adjustment as follows:

          (a) In case the Company shall (i) pay a dividend in shares of its capital stock (other than an issuance of shares of capital stock to holders of Common Stock who have elected to receive a dividend in shares in lieu of cash), (ii) subdivide its outstanding shares of Common Stock, (iii) reduce, consolidate or combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of the Company, the number of shares a Holder of a Debenture thereafter surrendered for conversion shall be entitled to receive shall be the number of shares of Common Stock of the Company which he would have owned or would have been entitled to receive after the happening of any of the events described above had such Debenture been converted immediately prior to the happening of such event. Such adjustment shall be made successively whenever any such effective date or record date shall occur. An adjustment made pursuant to this subsection
    (a) shall become effective retroactively, immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision, reduction, consolidation, combination or reclassification.

          (b) If the Company shall at any time issue or sell or be deemed pursuant to the provisions of subsections 8.3(c) and (d) hereof to have issued or sold shares of its Common Stock for consideration per share less than the Initial Conversion Price then in effect with respect to such Common Stock, then the Initial Conversion Price shall be reduced by multiplying it by a fraction, the numerator of which equals the number of shares of Common Stock outstanding prior to the sale or issuance plus the number of shares of Common Stock which would have been issued in the transaction if the Initial Conversion Price had been applied, and the denominator of which equals the number of shares of Common Stock outstanding after the sale or issuance plus the number of shares of Common Stock actually issued in the transaction.

          (c) In case at any time after the date hereof the Company shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") at an option or conversion price per share of Common Stock (determined by dividing: (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable upon the exercise of such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock of the Company, issuable upon the exercise of such Options and in the case of Convertible Securities, upon conversion thereof) less than the Initial Conversion Price then in effect with respect to such Common Stock, then the total maximum number of shares of Common Stock issuable upon the exercise and conversion of such Options and Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company as of the date of the issue or sale of the Options, for such price per share. No sale, issuance or transfer of shares of Common Stock shall be deemed to have been made upon the actual issuance of such Common Stock except as otherwise provided in subsection 8.3(e) hereof.

          (d) In case at any time after the date hereof the Company shall in any manner issue or sell (whether directly or by assumption in merger or otherwise) any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share of Common Stock issuable upon such conversion or exchange (determined by dividing: (i) the total amount received or receivable by the Company, as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by
    (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Initial Conversion Price then in effect with respect to such Common Stock, then the total maximum number of shares of Common Stock issuable upon conversion of all such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company as of the date of the issue or sale of the Convertible Securities, for such price per share. No sale, issuance or transfer of shares of Common Stock shall be deemed to have been made upon the actual issuance of such Common Stock except as otherwise provided in subsection 8.3(e) hereof.

          (e) If the purchase price payable or number of shares of Common Stock subject to purchase as provided for in any Options referred to in subsection 8.3(c) hereof, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsections 8.3(c) or (d), or the rate at which any Convertible Securities referred to in subsections 8.3(c) or (d) are convertible into Common Stock shall change so as to reduce the deemed sale price of Common Stock previously calculated under subsections 8.3(c) and/or (d), then a sale of shares of Common Stock shall be deemed to have occurred for the purposes of subsections 8.3(c) and/or (d), as applicable, with appropriate adjustments to be made to the number of shares of Common Stock deemed to have been sold to reflect the prior related deemed sale and such adjustments by the adjustment of the Initial Conversion Rate and Initial Conversion Price pursuant to subsections 8.3(c) or (d), as applicable.

          (f) In case of any consolidation of the Company with or merger of the Company with or into another corporation or in case of any sale, transfer or lease to another corporation of all or substantially all of the property of the Company, the Company or such successor or purchasing corporation, as the case may be, shall execute an agreement that the Holder of a Debenture shall have the right thereafter upon payment of the Initial Conversion Price in effect immediately prior to such action to purchase upon conversion of the Debenture the kind and amount of shares and other securities and property which the Holder would have owned or would have been entitled to receive after the happening of such consolidation, merger, sale, transfer or lease had the Debenture been converted immediately prior to such action. The Company shall give prompt written notice of the execution of any such agreement to the Holder of each Debenture at the address of such Holder as shown on the records of the Company. Such agreement shall provide for subsequent adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 8.3, after the happening of such consolidation, merger, sale, transfer or lease. The provisions of this subsection 8.3(f) shall similarly apply to successive consolidations, mergers, sales, transfers or leases.

          (g) The provisions of this Section 8.3 shall not apply to any currently outstanding securities of the Company or any management stock grants or sales, stock options or shares of Common Stock issued upon exercise of stock options issued to officers, directors, employees or consultants of the Company pursuant to a plan heretofore adopted and approved by the Board of Directors of the Company.

          (h) Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities without the issuance of shares of Common Stock, the Initial Conversion Price shall be readjusted to the Initial Conversion Price which would have prevailed absent the adjustment made as a result of the issuance of such Options or Convertible Securities.

          (i) In case any Options shall be issued in connection with the issue or sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration.

          (j) In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received therefor by the Company. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair market value of such consideration, as determined by the Board of Directors of the Company.

          (k) If the Common Stock issuable upon the conversion of the Debentures shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation or sale of assets provided for in this Section 8.3), then, and in each such event, each Holder of Debentures shall have the right thereafter to convert such Debentures into the kind and amount of shares of Common Stock and other securities and property receivable upon such reorganization, reclassification, or other change by the Holders of the number of shares of Common Stock into which such Debentures might have been converted, as reasonably determined by the Company's board of directors, immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

          (l) If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this
    Section 8.3) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made as reasonably determined by the Company's board of directors so that the Holders of the Debentures shall thereafter be entitled to receive upon conversion of such Debentures, the number of shares of stock or other securities or property of the Company or of the successor corporation resulting from such merger or consolidation or sale, to which a Holder of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation or sale.

          (m) The adjustments provided for in this Section 8.3 are cumulative and shall apply to successive divisions, subdivisions, reductions, combinations, consolidations, issues, distributions or other events contemplated herein resulting in any adjustment under the provisions of this Section, provided that, notwithstanding any other provision of this Section, no adjustment of the Initial Conversion Price shall be required unless such adjustment would require an increase or decrease of at least one (1) percent in the Initial Conversion Price then in effect; provided, however, that any adjustments which by reason of this subsection (l) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

          (n) Upon each adjustment of the Initial Conversion Price, the Company shall give prompt written notice thereof addressed to the registered Holders at the address of such Holders as shown on the records of the Company, which notice shall state the Initial Conversion Price resulting from such adjustment and the increase or decrease, if any, in the number of shares issuable upon the conversion of such Holder's Debentures, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

          (o) In the event of any question arising with respect to the adjustments provided for in this Section 8.3, such question shall be conclusively determined by a firm of independent certified public accountants appointed by the Company (who may be the auditors of the Company) and acceptable to the holders of at least 50% of the principal amount of the Debentures outstanding; such accountants shall have access to all necessary records of the Company and such determination shall be binding upon the Company, and the Debenture Holders.

    8.4 RESERVATION OF SHARES. The Company agrees that, so long as any Debenture shall remain outstanding, the Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized capital stock for the purpose of issue upon conversion of the Debentures, the full number of shares of Common Stock then issuable upon conversion of the Debentures.

    8.5 FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Debentures. If, upon conversion of any Debenture as an entirety, the registered Holder would, except for the provisions of this Section 8.5, be entitled to receive a fractional share of Common Stock, then an amount equal to such fractional share multiplied by the then fair market value of shares of the Company's Common Stock shall be paid by the Company to such registered Holder. For purposes of such valuation, fair market value shall be determined as provided by Section 8.1 hereof.

    8.6 VALIDITY OF SHARES. The Company agrees that all shares of Common Stock which may be issued upon conversion of the Debentures will, upon issuance, be legally and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

    8.7 SHAREHOLDER RIGHTS. Until conversion, and then only to the extent that a portion of the principal of the Debentures remains unconverted, the Holders of the Debentures (in that capacity) shall have no rights as shareholders of the Company.

    8.8   NOTICE OF CERTAIN EVENTS.  If at the time:

          (a) the Company shall declare any dividend or distribution payable to the Holders of its Common Stock;

          (b) the Company shall offer for subscription pro rata to the Holders of Common Stock any additional shares of stock of any class or other rights;

          (c) there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or business organization; or

          (d) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give the registered Holders of the Debentures written notice, by certified or registered mail, of the date on which a record shall be taken for such dividend, distribution or subscription rights or for determining shareholders entitled to vote upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and of the date when any such transaction shall take place, as the case may be. Such notice shall also specify the date as of which the Holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding up, as the case may be. Such written notice shall be given at least thirty (30) days prior to the transaction in question and not less than twenty (20) days prior to the record date in respect thereto.


                                      ARTICLE 9

                                  SECURITY AGREEMENT

    9.1 GRANT OF SECURITY INTEREST. (a) In order to secure the payment of the Debentures and the performance by the Company of its obligations hereunder and such other obligations of the Company to the Debenture Holders which may arise from time to time during the term of the Debentures (all of which are referred to herein as the "Obligations") the Company hereby grants to the Debenture Holders a security interest in two parcels of real estate of the Company, one situated in the County of Kenosha, State of Wisconsin (the "Wisconsin real estate"), and the other situated in the County of Stafford, State of Virginia (the "Virginia real estate"), such security interests to be in substantially the form of the Real Estate Mortgage attached hereto as Appendix C (the "Mortgage") and the Deed of Trust, Assignment of Leases and Security Agreement attached hereto as Appendix D (the "Trust Agreement") (the Wisconsin real estate and the Virginia real estate being hereinafter referred to as the "Collateral").

    (b) The Wisconsin real estate is currently subject to three outstanding mortgages to Bank One, the first in the amount of $1,000,000 (with an outstanding balance of approximately $800,000), the second in the amount of $250,000 (with an outstanding balance of approximately $200,000) and the third in the amount of approximately $690,190, and a mortgage in the amount of $350,000 with respect to certain outstanding Convertible Secured Notes (the "Notes") of the Company (the mortgage to be filed with respect to the Notes being hereinafter referred to as the "Secured Note Mortgage"). Bank One has agreed to subordinate the third Bank One mortgage to the Mortgage and the Secured Note Mortgage. Investors acknowledge that while the Secured Note Mortgage will be filed subsequent to the filing of the Mortgage, the indebtedness represented by the Notes is pari passu to the indebtedness represented by the Debentures and that the Wisconsin real estate secures payment of the Notes and the Debentures on a pro-rata basis. The Company represents and warrants that the aggregate outstanding balance of the first two mortgages to Bank One shall not, so long as any Debentures remain outstanding, exceed $1,000,000.

    (c) The Virginia real estate is currently subject to two outstanding Deeds of Trust, Assignment of Leases and Security Agreements to the Union Bank and Trust Company in the aggregate amount of $1,750,000 (with an aggregate outstanding balance of $1,716,753). The Company has also deposited with the Union Bank and Trust Company as additional security for the bank loans a CD in the amount of $825,000. The Note holders do not have a security interest in the Virginia real estate.

    9.2 FILINGS. The Company shall, at its expense, execute, deliver, file and record the Mortgage and Trust Agreement and other documents that are reasonably required in order to perfect the Debenture Holders' security interest in the Collateral. In the event that the Mortgage and Trust Agreement initially filed in connection with the Collateral are in an amount less than One Million Five Hundred Thousand Dollars ($1,500,000), Investor agrees to consent to and to provide any and all written agreements necessary to file a new or amended Mortgage and new or amended Trust Agreement with respect to the Collateral, provided that such new or amended Mortgage and Trust Agreement are being filed in connection with the sale of Debentures and are for not more than One Million Five Hundred Thousand Dollars ($1,500,000).

    9.3 TERMINATION/AMENDMENT OF SECURITY INTEREST. Upon full and punctual payment and performance of the Obligations, the security interest created hereby shall terminate and all rights of the Debenture Holders in the Collateral shall revert to the Company.


                                      ARTICLE 10

                                      REDEMPTION

    10.1 RIGHT OF REDEMPTION. The Company may, at its option, redeem the Debentures as a whole or from time to time in part, at Redemption Prices which shall consist of the applicable percentage of the principal amount of the Debentures redeemed set forth below.

    If redeemed during the periods set forth below:

                  PERIOD                            PERCENTAGE
     -----------------------------------     -------------------------

    May 1, 1997 to January 31, 1998         100% plus each Investor shall
                                            relinquish Warrants representing
                                            the right to acquire 5,000 shares
                                            of the Company's Common Stock for
                                            every $50,000 principal amount of
                                            Debentures redeemed

    February 1, 1998 to April 29, 1998      110%

    April 30, 1998 to April 29, 1999        107%

    April 30, 1999 to April 29, 2000        104%

    April 30, 2000 and Thereafter           100%

plus, in each case, any interest accrued on the Debentures so redeemed to the Redemption Date.

    10.2 SELECTION OF DEBENTURES TO BE REDEEMED. If less than all the Debentures are to be redeemed, the particular Debentures to be redeemed shall be selected pro-rata not more than 60 days prior to the Redemption Date by the Company, from the outstanding Debentures not previously called for redemption.

    For all purposes of this Agreement, unless the context otherwise requires, all provisions relating to the redemption of Debentures shall relate, in the case of any Debenture redeemed or to be redeemed only in part, to the portion of the principal of such Debentures which has been or is to be redeemed.

    10.3 NOTICE OF REDEMPTION; CONVERSION OF DEBENTURES. Notice of redemption shall be given simultaneously by facsimile transmission or overnight courier and by certified mail, postage prepaid, return receipt requested, mailed not less than 30 nor more than 60 days prior to the date selected by the Company for redemption (the "Redemption Date"), to each Holder of Debentures to be redeemed. All notices of redemption shall state:

          (1) the Redemption Date,

          (2) the Redemption Price,

          (3) if less than all outstanding Debentures are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the Debentures to be redeemed from the Holder to whom the notice is given,

          (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Debenture, and that interest thereon shall cease to accrue on said date, and

          (5) the place where such Debentures are to be surrendered for payment of the Redemption Price.

    10.4 DEBENTURES REDEEMED IN PART. Any Debenture which is to be redeemed only in part shall be surrendered at the office or agency of the Company and the Company shall execute and deliver to the Holder of such Debenture without service charge, a new Debenture or Debentures, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debentures so surrendered.


                                      ARTICLE 11

                                       REMEDIES

    11.1 EVENTS OF DEFAULT. "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of this Article 11 or be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Debenture when the same becomes due and payable, and continuance of such default for a period of ten (10) days;

          (2) default in the payment of the principal of any Debenture when the same becomes due and payable;

          (3) default in the performance, or breach, of any covenant or warranty of the Company in this Agreement (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of thirty (30) days after there has been given, by registered or certified mail, to the Company by the Holders of at least Ten Percent (10%) in principal amount of the outstanding Debentures, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

          (4) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of thirty (30) consecutive days;

          (5) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action in furtherance of any of the foregoing.

          (6) the failure of the Company to pay any indebtedness due any other person or entity and such failure shall continue beyond any applicable grace period and result in the acceleration of maturity of such indebtedness;

          (7) the Company shall suffer to exist beyond any applicable grace period any other event of default under any material agreement binding the Company, provided such event of default has not been waived in writing by the appropriate party or parties to such agreement; or

          (8) the Company shall admit its inability to pay its debts as they mature or shall make an assignment for the benefit of its creditors.

    11.2 ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default occurs and is continuing, then and in every such case the Holders of not less than Fifteen Percent (15%) in principal amount of the Debentures outstanding may declare the principal of all the Debentures to be immediately due and payable, by a notice in writing to the Company and upon any such declaration such principal shall become immediately due and payable.

    At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained, the Holders of a majority in principal amount of Debentures outstanding, by written notice to the Company, may rescind and annul such declaration and its consequences if:

          (1) the Company has paid or deposited into a trust account a sum sufficient to pay:

              (a)  all overdue installments of interest on all Debentures,

              (b) the principal of any Debentures which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Debentures,

              (c) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the rate borne by the Debentures, and

          (2) all Events of Default, other than the non-payment of the principal of Debentures which have become due solely by such acceleration, have been cured or waived as provided in Section 11.8.

    No such rescission shall affect any subsequent default or impair any right consequent thereon.

    11.3 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY HOLDERS. The Company covenants that if:

          (1) default is made in the payment of any installment of interest on any Debenture when such interest becomes due and payable and such default continues for a period of ten (10) days, or

          (2) default is made in the payment of the principal of any Debenture at the maturity thereof,

the Company, will, upon demand of the Holders hereof pursuant to Section 11.2, pay to such Holders, the whole amount then due and payable on this Debenture for principal and interest, with interest upon the overdue principal and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Debenture.

    If the Company falls to pay such amounts forthwith upon such demand, the Holder may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon this Debenture and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon this Debenture, wherever situated.

    11.4 REMEDIES WITH RESPECT TO COLLATERAL ON DEFAULT. (a) If an Event of Default occurs and is continuing, then and in every such case the Holders of not less than Fifteen Percent (15%) in principal of the Debentures outstanding may, in addition to their other rights hereunder and in the Mortgage and Trust Agreement, exercise any one of the following rights and remedies with respect to the Collateral: (1) exercise and enforce any and all of the rights and remedies available after default to a secured party under the Uniform Commercial Code as adopted in Wisconsin, with respect to the Wisconsin real estate, and Virginia, with respect to the Virginia real estate, in which case notice to the Company of any public or private sale or any other disposition of the Collateral or any other action shall be deemed commercially reasonable if given at least ten (10) calendar days prior to the date of such disposition or other action; (2) with respect to any portion of the Collateral constituting a right to payment, notify the person or entity obligated to make such payment that such right has been assigned to the Debenture Holders for security and shall be paid directly to the nominee of the Debenture Holders. The Company will join in giving such notice if requested by the Debenture Holders.

    (b) At any time after the occurrence of an Event of Default, the Debenture Holders may, but need not, (i) demand, sue for, collect or receive any money or property constituting the Collateral which is payable to the Company, or grant an extension to, compromise, settle, modify, waive, amend or change such obligation; and (ii) give receipt for any payment received from such obligor, which receipt shall be deemed conclusive evidence of such payment as against the Company.

    11.5 UNCONDITIONAL RIGHT OF DEBENTURE HOLDERS TO RECEIVE PRINCIPAL AND INTEREST. Subject to the provisions of this Agreement, the Holder of any Debenture shall have the right which is absolute and unconditional to receive payment of the principal of and interest on such Debenture on the respective dates expressed in such Debenture and to institute suit for the enforcement of any such payment and such right shall not be impaired without the consent of such Holder.

    11.6 RESTORATION OF RIGHTS AND REMEDIES. If any Debenture Holder has instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Debenture Holder, then and in every such case the Company and the Debenture Holder shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Debenture Holder shall continue as though no such proceeding had been instituted.

    11.7 RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to the Debenture Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

    11.8 DELAY OR OMISSION NOT WAIVER. No delay or omission of the Holder of this Debenture to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law or the Holder may be exercised from time to time, and as often as may be deemed expedient, by such Holder.

    11.9 WAIVER OF PAST DEFAULTS. The Holders of eighty-five percent (85%) in principal amount of the outstanding Debentures may on behalf of the Holders of all the Debentures waive any past default hereunder and its consequences, except a default

          (1) in the payment of the principal of or interest on any Debenture; or

          (2) in respect of a covenant or provision of this Agreement which under Article 12 cannot be modified or amended without the consent of the Holder of each outstanding Debenture affected.

    Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Agreement; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


                                      ARTICLE 12

                     SUPPLEMENTAL AGREEMENTS REGARDING DEBENTURES

    12.1 SUPPLEMENTAL AGREEMENTS WITH CONSENT OF DEBENTURE HOLDERS. With or without notice to any Debenture Holder but with the consent of the Holders of not less than 85% in principal amount of the then outstanding Debentures, the Company, when authorized by a duly adopted board resolution, and the Debenture Holders may enter into an agreement or agreements supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of the Debentures under this Agreement; provided, however, that no such supplemental agreement as it relates to the Debentures and the terms and conditions thereof shall, without the consent of the Holder of each outstanding Debenture affected thereby:

          (1) change the date of maturity of the principal of, or any installment of interest on, any Debenture, or reduce the principal amount thereof or the rate of interest thereon, or change the coin or currency in which, the principal of any Debenture or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the date of maturity thereof;

          (2) reduce the percentage in principal amount of the outstanding Debentures, the consent of whose Holders is required for any such supplemental agreement or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Agreement or certain defaults hereunder and their consequences) provided for in this Agreement;

          (3) modify any of the provisions of this Section or Section
    11.5, except to increase any such percentage or to provide that certain other provisions of this Agreement cannot be modified or waived without the consent of the Holder of each Debenture affected thereby; or

          (4) adversely affect the right to convert the Debentures as provided in Article 8 hereof.

    It shall not be necessary for any consent or authorization of Debenture Holders under this Section to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such consent or authorization shall approve the substance thereof.

    12.2 EFFECT OF SUPPLEMENTAL AGREEMENTS. Upon the execution of any supplemental agreement under this Article, this Agreement shall be modified in accordance therewith, and such supplemental agreement shall form a part of this Agreement for all purposes; and every holder of Debentures theretofore or thereafter delivered hereunder shall be bound thereby.

    12.3 REFERENCE IN DEBENTURES TO SUPPLEMENTAL AGREEMENTS. Debentures delivered after the execution of any supplemental agreement pursuant to this Article may bear a notation as to any matter provided for in such supplemental agreement. If the Company shall so determine, new Debentures so modified as to conform, in the opinion of the board of directors, to any such supplemental agreement may be prepared, executed and delivered by the Company in exchange for outstanding Debentures.


                                      ARTICLE 13

                                      COVENANTS

    13.1 PAYMENT OF PRINCIPAL, PREMIUMS AND INTEREST. The Company will duly and punctually pay the principal of and interest on the Debentures in accordance with the terms of the Debentures and this Agreement.

    13.2  MONEY FOR DEBENTURE PAYMENTS TO BE HELD IN TRUST.

          (a) COMPANY AS PAYING AGENT. While the Company acts as its own paying agent, it will, on or before each due date of the principal of, and premium, if any, or interest on any of the Debentures, segregate and hold in trust for the benefit of the persons entitled thereto a sum sufficient to pay the principal, and premium, if any, or interest so becoming due until such sums shall be paid to such persons or otherwise disposed of as herein provided.

          (b) OUTSIDE PAYING AGENT. Whenever the Company shall have one or more paying agents, it will, on or prior to each due date of the principal of, and premium, if any, or interest on any Debentures, deposit with, or make available to, the paying agent a sum sufficient to pay the principal, or interest so becoming due, such sum to be held in trust for the benefit of the persons entitled to such principal, or interest.

          (c) UNCLAIMED PAYMENTS. If any money deposited with any paying agent, or then held by the Company, in trust, for the payment of the principal of or interest on any Debenture is undeliverable and remains unclaimed for three years after such principal or interest has become due and payable, such money shall be paid to the Company on the written request of the Company, or, if then held by the Company, shall be discharged from such trust; and the Holder of such Debenture shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of such paying agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that such paying agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper of general circulation in the county in which the Company then has its principal place of business, notice that such money remains unclaimed and that, after a date specified therein, which shall be not less than thirty (30) days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

    13.3 CORPORATE EXISTENCE. The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, including the corporate existence of any successor corporation, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Debenture Holders.

    13.4 OTHER OBLIGATIONS. The Company will perform all of its undertakings, obligations, and covenants as set forth in this Agreement, the Debentures and the Warrants.


                                      ARTICLE 14

                                    MISCELLANEOUS

    14.1 REGISTRATION RIGHTS. The Company will use its best efforts to cause the shares of Common Stock issued upon conversion of the Debentures and issuable upon exercise of the Warrants (the "Registerable Securities") to be registered with the Securities and Exchange Commission, at the Company's expense, under the Securities Act of 1933 (the "1933 Act") prior to March 1, 1998. The Company will use its best efforts to keep such Registration Statement effective until the earlier of May 1, 2002 or until all of the Registerable Securities have been sold pursuant to such Registration Statement. In the event that the Registration Statement to be filed with the Commission as set forth in this
Section 14.1 has not been declared effective by the Commission by March 1, 1998,
(i) the Company will pay Debenture Holder a penalty in cash equal to 2% of the principal amount of the Debentures relating thereto for every 30 days following February 1, 1998, until the Registration Statement is declared effective by the Commission, and (ii) the purchase price of the Warrants shall be reduced as follows: the Initial Purchase Price shall be reduced by 2% for every 30 days following February 1, 1998, until the Registration Statement is declared effective and the alternative percentage of fair market value (initially 70%) shall be reduced in increments of 2% (e.g., 68%, 66%, etc.) for every 30 days following February 1, 1998, until the Registration Statement is declared effective by the Commission. In connection with such registration:

          (1) The Company will pay all costs and expenses incurred in connection with the registration of the Registerable Securities, including all registration filing fees, printing fees, fees and disbursements of counsel and accountants of the Company and one set of counsel for the Investors. Transfer taxes, brokerage commissions and underwriters' discounts attributable to the Registerable Securities shall be for the account of the Investors;

          (2) The Company will furnish at its expense to the Investors such number of copies of the preliminary, final, supplemental or amended prospectus in conformity with the requirements of the 1933 Act and rules and regulations thereunder, as may be reasonably required in order to facilitate the disposition of the Registerable Securities;

          (3) Unless preempted by Federal law, the Company will register or qualify the Registerable Securities under any applicable state securities or blue sky laws in such jurisdictions as the Investors shall reasonably request;

          (4) The Company will cause the Registerable Securities to be listed on the NASDAQ National Market (or principal exchange if applicable) on which the Common Stock is then listed; and

          (5) The Company shall indemnify and hold harmless, to the full extent permitted by law, each Investor, its officers and directors and each person who controls such Investor within the meaning of the 1933 Act and any investment adviser against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information with respect to the Investor furnished in writing to the Company by such Investor expressly for use therein. The Company will indemnify the underwriters, if any, of the Registerable
    Securities, their officers and directors and each person who controls any such underwriter to the same extent. The Company will reimburse each indemnified party for all legal expenses incurred in connection with investigating or defending any such claims. Each Investor severally, but not jointly, shall indemnify and hold harmless the Company against all losses, claims, damages, liabilities, and expenses caused by any untrue or alleged untrue statement or a material fact in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; except that such indemnification shall be available in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information and in conformity with written information furnished to the Company by Investor specifically for use in the preparation thereof. If the indemnification provided for herein is unavailable or insufficient to hold harmless an indemnified party, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, or liabilities referred to above (a) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Investors on the other; or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect the relative benefits referred to in clause (a) above but also the relative fault of the Company on the one hand and the Investors on the other in connection with the statements or omissions which resulted in such losses, claims, damages, or liabilities, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the Investor and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such untrue statement or omission. For purposes of this subsection, the term "damages" shall include any counsel fees or other expenses reasonably incurred by the Company or the Investors in connection with investigating or defending any action or claim which is the subject of the contribution provisions of this section.

          Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise.

    14.2 SURVIVAL OF WARRANTIES. The warranties, representations and covenants contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing(s) and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Company or the Investors, as the case may be.

    14.3 ENTIRE AGREEMENT. This Agreement, the Debentures, the Warrants and Appendix hereto constitute the entire agreement between the parties, and no party shall be liable or bound to another party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

    14.4 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Colorado.

    14.5 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

    14.6 NOTICES. Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or seven (7) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid, addressed to the Company at 4440 Arapahoe Road, Suite 200,

Boulder Colorado 80303, and to the Investor at the address specified below or at such other address as a party may designate by ten (10) days' advance written notice to the other parties.

    14.7 EXPENSES. The Company shall pay the reasonable costs and expenses that the Investors shall incur with respect to the negotiation, execution and delivery of this Agreement.

    14.8 EFFECT OF AMENDMENT OR WAIVER. The Investor hereby acknowledges that, by the operation of Articles 11 and 12 hereof, the Holders of Debentures have certain rights and powers to diminish or change certain rights of the Holders of Debentures, including Holders who have not agreed or consented thereto, under this Agreement.

    14.9 RIGHTS OF INVESTORS. Each Holder of Debentures shall have the absolute right to exercise or refrain from exercising any right or rights that such holder may have by reason of this Agreement or any Debenture or share of Common Stock, including without limitation the right to consent to the waiver of any obligation of the Company under this Agreement and to enter into an agreement with the Company for the purpose of modifying this Agreement or any agreement effecting any such modification, and such holder shall not incur any liability to any other holder or holders of such securities with respect to exercising or refraining from exercising any such right or rights.

    14.10 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provisions shall be excluded from this Agreement, and the balance of this Agreement shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.

    14.11 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The term this "Agreement" as used herein includes this and similar Subscription and Purchase Agreements entered into in connection with the offering of up to $1,500,000 aggregate principal amount of Debentures.

                                      ARTICLE 15

                                     SUBSCRIPTION

    15.1 OFFERING. The minimum subscription per Investor permitted in this Offering is $100,000; provided, however, that the Company may, in its sole discretion, lower the minimum investment in accordance with applicable law.

    15.2 SUBSCRIPTION AMOUNT. The undersigned hereby subscribes for $250,000 in principal amount of Debentures and shall tender at Closing a certified check or bank draft in the amount of Two Hundred Fifty Thousand Dollars ($250,000) payable to the Company in full payment for such subscription.

    15.3  RESALE COMPLIANCE.  The undersigned agrees to comply with the 1933
Act and the rules and regulations promulgated thereunder, and any other relevant securities legislation and policies governing the purchase, holding and resale of the Debentures subscribed for, including, without limitation, applicable state blue sky laws.

    The undersigned acknowledges that this subscription shall not be effective unless accepted by the Company as indicated below.

Entered into this 8th day of May, 1997.

                                          Charles S. Leavell
                                   --------------------------------
                                        (Name) (Please Print)

                                   --------------------------------
                                            (Signature)

                                   --------------------------------
                                          (Mailing Address)

                                   --------------------------------
                                     (Registration Instructions)

                                   --------------------------------
                                        (Social Security or Tax
                                              Identification No.)


                 THIS SUBSCRIPTION IS ACCEPTED BY THE COMPANY ON THE
                                8TH DAY OF MAY, 1997.

                                    RENAISSANCE ENTERTAINMENT
                                      CORPORATION

                                    By:
                                       ------------------------------
                                       Charles S. Leavell, Chief
                                         Executive Officer

THE SECURITIES DESCRIBED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE 1933 ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. NO REGULATORY BODY HAS ENDORSED THESE SECURITIES. NO SALE OR DISTRIBUTION OF THE SECURITIES MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT AND APPLICABLE STATE BLUE SKY LAWS.




No. D-1                                                              $500,000.00


                        RENAISSANCE ENTERTAINMENT CORPORATION

                      9% CONVERTIBLE SECURED DEBENTURE DUE 2002


    THIS DEBENTURE is one of a duly authorized issue of Debentures of Renaissance Entertainment Corporation, a corporation duly organized and existing under the laws of the State of Colorado (the "Company"), designated as its 9% Convertible Secured Debentures Due 2002, in an aggregate principal amount not exceeding $1,500,000, issued pursuant to that certain Subscription and Purchase Agreement dated May 8, 1997, between the Company and the original purchasers of the Debentures (the "Purchase Agreement"). Reference is hereby made to the Purchase Agreement for a complete description of the rights and obligations of, and limitations and restrictions on, the Company and the Holder of this Debenture. The terms and conditions of the Debenture noted hereinafter are subject in every respect to the terms and conditions of the Purchase Agreement. In the event of a conflict between the provisions of this Debenture and the Purchase Agreement, the Purchase Agreement shall control.

    FOR VALUE RECEIVED, the Company promises to pay to Charles H. Leavell the registered holder hereof (the "Holder"), the principal sum of Five Hundred Thousand Dollars ($500,000.00), on April 1, 2002, subject to acceleration in certain events, and to pay interest on the principal sum outstanding from time to time quarterly in arrears on the first business day of each calendar quarter of each year ("Interest Payment Dates"), after as well as before maturity and default and after judgment, at the rate of 9% per annum accruing from the date of initial issuance. Payment of interest shall commence on the first such business day to occur after the date hereof (and shall be pro rated for such period from the date of initial issuance) and shall continue on the first business day of each succeeding calendar quarter until payment in full of the principal sum has been made or duly provided for. All accrued and unpaid interest shall bear interest at the same rate as the due date of the interest payment until paid but shall not be subject to conversion. December 15, March 15, June 15 and September 15 of each year shall serve as the record date (the "Record Date") for determining ownership of this Debenture with respect to payments of interest to be made on the following Interest Payment Date. The interest so payable on any Interest Payment Date will, as provided in the Purchase Agreement, be paid to the person in whose name this Debenture (or one or more predecessor Debentures) is registered on the records of the Company regarding registration and transfers of the Debentures (the "Debenture Register") at the Record Date for such Interest Payment Date; provided, however, that the Company's obligation to a transferee of this Debenture arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of the Purchase Agreement. The principal of, and interest on, this Debenture are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Debenture Register of the Company as designated in writing by the Holder from time to time. The Company will pay interest on this Debenture by sending a check for such interest due, less any amounts required by law to be deducted, to the registered holder of this Debenture and addressed to such holder at the last address appearing on the Debenture Register. The forwarding of such check shall constitute a payment of interest hereunder and shall satisfy and discharge the liability for interest on this Debenture to the extent of the sum represented by such check plus any amounts so deducted unless such check is not paid at par.

    This Debenture is subject to the following additional provisions:

    1. All terms used in this Debenture which are defined in the Purchase Agreement shall have the meanings assigned to them in the Purchase Agreement.

    2. The Debentures are issuable in denominations of Fifty Thousand Dollars ($50,000) and integral multiples thereof. As provided in the Purchase Agreement, the Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holders surrendering the same. No service charge will be made for such registration of transfer or exchange; however, the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with the transfer or exchange of this Debenture.

    3. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments.

    4. This Debenture has been issued and, subject to the exercise of certain registration rights as provided in the Purchase Agreement, any shares of Common Stock issued upon conversion hereof, will be issued subject to investment representations and may be transferred or exchanged only as provided in the Purchase Agreement. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the Person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

    5. If an Event of Default occurs and is continuing, the Holders of not less than Fifteen Percent (15%) in principal amount of the 9% Convertible Secured Debentures then outstanding may declare the principal of all such Debentures to be immediately due and payable in the manner and to the extent provided in the Purchase Agreement, and such declarations may be in certain events rescinded, in the manner and with the effect provided in the Purchase Agreement.

    6. Subject to the provisions of the Purchase Agreement, the Holder of this Debenture is entitled, at its option, at any time after April 30, 1998, until maturity hereof to convert the principal amount of this Debenture or any portion of the principal amount hereof which is at least Ten Thousand Dollars ($10,000) or, if at the time of such election to convert the aggregate principal amount of all Debentures registered to the Holder is less than Ten Thousand Dollars ($10,000), then the whole amount thereof, into shares of Common Stock of the Company at the lesser of Four Dollars Fifty Cents ($4.50) per share (subject to adjustment as provided in the Purchase Agreement) or Seventy (70) percent of the fair market value (as defined) of the Company's Common Stock on the Date of Conversion, upon surrender of this Debenture to the Company at its office in Boulder, Colorado, with the form of conversion notice attached hereto as Exhibit A executed by the Holder of this Debenture evidencing such Holder's intention to convert this Debenture or a specified portion (as above provided) hereof, and accompanied, if required by the Company, by proper assignment hereof in blank. No amount of accrued but unpaid interest shall be subject to conversion. As provided in the Purchase Agreement, the conversion price is subject to adjustment in certain events.

    7. The Purchase Agreement contains provisions permitting the Holders of a majority of the aggregate principal amount of all such Debentures at the time outstanding, on behalf of the Holders of all the Debentures, to waive compliance by the Company with certain provisions of the Purchase Agreement and certain past defaults under the Purchase Agreement and their consequences. Any such consent or waiver shall be conclusive and binding upon all Holders and upon all future Holders of this Debenture and of any debenture issued upon registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Debenture.

    8. No reference herein to the Purchase Agreement and no provision of this Debenture or of the Purchase Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place and rate, and in the coin or currency, herein prescribed. This Debenture and all other Debentures now or hereafter issued under the Purchase Agreement are direct obligations of the Company. This Debenture ranks equally and ratably with all other Debentures now or hereafter issued under the Purchase Agreement.

    9. No recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Purchase Agreement or any Purchase Agreement supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

    10. The Holder of this Debenture, by acceptance hereof, agrees that this Debenture is being and any shares of Common Stock acquired pursuant to the conversion of this Debenture will, unless such condition is waived by the Company, be acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or such Common Stock except under circumstances which will not result in a violation of the 1933 Act or any applicable state Blue Sky law. This Debenture and any certificate for shares of Common Stock issued upon conversion hereof, unless such requirement is waived by the Company, shall bear a legend in substantially the following form:

    THE SECURITIES DESCRIBED HEREIN, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT",) OR UNDER THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. NO SALE OR DISTRIBUTION OF THESE SECURITIES MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT AND APPLICABLE STATE BLUE SKY LAWS.

    11. This Debenture shall be governed by and construed in accordance with the laws of the State of Colorado.

    IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.


                                RENAISSANCE ENTERTAINMENT CORPORATION



                                By:
                                   ----------------------------------
                                          James R. McDonald
                                       Chief Financial Officer


Dated May 14, 1997

                                      EXHIBIT A

                                 NOTICE OF CONVERSION


TO: RENAISSANCE ENTERTAINMENT CORPORATION

    The undersigned Holder of this Debenture hereby irrevocably elects to convert this Debenture, or portion hereof (which is at least $10,000, unless the undersigned holds Debentures aggregating less than $10,000, in which event, the amount converted shall be the entire amount of principal of such Debentures) below designated, into shares of Common Stock of Renaissance Entertainment Corporation in accordance with the terms of the Purchase Agreement dated May 8, 1997, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Debentures representing any unconverted principal amount hereof, be issued and delivered to the undersigned unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes, if any, payable with respect thereto.

Dated______________
                                   --------------------------------
                                         Signature of Holder

                                  Principal Amount to be Converted

                                   --------------------------------

THE DEBENTURES AND SHARES OF COMMON STOCK ACQUIRED UPON CONVERSION THEREOF ARE TRANSFERABLE ONLY AS PROVIDED IN THE PURCHASE AGREEMENT.

Provide the following information if shares of Common Stock and/or Debentures are to be issued otherwise than to the Holder. Please print name and address (including zip code) of other person.


                                   --------------------------------


                                   --------------------------------


                                   --------------------------------



                                   --------------------------------
                                   Social Security or Other
                                   Taxpayer Identifying Number

                                                                       EXHIBIT D
No. W-SLB-
                                                                Warrant to
                                                         Purchase _______ Shares

                         WARRANT TO PURCHASE COMMON STOCK OF
                        RENAISSANCE ENTERTAINMENT CORPORATION


    THIS CERTIFIES THAT for value received ____________________ is entitled, subject to the terms and conditions hereinafter set forth, to purchase from RENAISSANCE ENTERTAINMENT CORPORATION, a Colorado corporation (the "Company"), __________ fully paid and non-assessable shares of Common Stock of the Company (herein called the "Common Stock"), upon presentation and surrender of this Warrant with the Subscription Form duly executed, at any time during the term hereof, at the principal office of the Company or at such other office as shall have theretofore been designated by the Company by notice pursuant hereto and upon payment therefor of the Purchase Price, in lawful money of the United States of America, determined as set forth below. The term of this Warrant shall commence on the date hereof, and terminate, if not exercised prior thereto, at 5:00 p.m. Mountain Time, on September ___, 2003 (the "Expiration Date").

    This Warrant is one of a series of Warrants issued pursuant to that certain Purchase Agreement dated September ___, 1997, (the "Purchase Agreement").

    This Warrant is subject to the following terms and conditions:

    1. The purchase rights represented by this Warrant are exercisable at any time after September ___, 1998 and prior to 5:00 p.m. Mountain Time on the Expiration Date, at the option of the registered holder hereof (the "Holder"), in whole or in part (but not as to a fractional share of Common Stock). In the case of the purchase of less than all the shares purchasable under this Warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor for the balance of the shares purchasable hereunder.

    2. The purchase price for each share of Common Stock purchasable pursuant to the exercise of this Warrant shall be One Dollar ($1.00) per share (the "Initial Purchase Price") or the adjusted price, if applicable, determined as set forth in Section 9 hereof. The Initial Purchase Price, and from time to time the number of shares of Common Stock subject to purchase hereunder are subject to adjustment in certain circumstances provided for below. The purchase price, as defined above, is hereinafter referred to as the "Purchase Price".

          (a) In case the Company shall (i) pay a dividend in shares of its capital stock (other than an issuance of shares of capital stock to holders of Common Stock who have elected to receive a dividend in shares in lieu of cash), (ii) subdivide its outstanding shares of Common Stock, (iii) reduce, consolidate or combine its outstanding shares of Common Stock into a smaller number of shares, or
    (iv) issue by reclassification of its shares of Common Stock any shares of the Company, the number of shares of Common Stock issuable upon exercise of this Warrant shall be the number of shares of Common Stock of the Company which the Warrant Holder would have owned or would have been entitled to receive after the happening of any of the events described above had this Warrant been exercised immediately prior to the happening of such event. Such adjustment shall be made successively whenever any such effective date or record date shall occur. An adjustment made pursuant to this subsection (a) shall become effective retroactively, immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision, reduction, consolidation, combination or reclassification.

          (b) If the Company shall at any time issue or sell or be deemed pursuant to the provisions of subsections 2(c) and (d) hereof to have issued or sold shares of its Common Stock for consideration per share less than the Initial Purchase Price then in effect with respect to such Common Stock, then the Initial Purchase Price shall be reduced by multiplying it by a fraction, the numerator of which equals the number of shares of Common Stock outstanding prior to the sale or issuance plus the number of shares of Common Stock which would have been issued in the transaction if the Initial Purchase Price had been applied, and the denominator of which equals the number of shares of Common Stock outstanding after the sale or issuance plus the number of shares of Common Stock actually issued in the transaction.

          (c) In case at any time after the date hereof the Company shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") at an option or conversion price per share of Common Stock (determined by dividing: (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable upon the exercise of such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock of the Company, issuable upon the exercise of such Options and in the case of Convertible Securities, upon conversion thereof) less than the Initial Purchase Price then in effect with respect to such Common Stock, then the total maximum number of shares of Common Stock issuable upon the exercise and conversion of such Options and Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company as of the date of the issue or sale of the Options, for such price per share. No sale, issuance or transfer of shares of Common Stock shall be deemed to have been made upon the actual issuance of such Common Stock except as otherwise provided in subsection 2(e) hereof.

          (d) In case at any time after the date hereof the Company shall in any manner issue or sell (whether directly or by assumption in merger or otherwise) any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share of Common Stock issuable upon such conversion or exchange (determined by dividing: (i) the total amount received or receivable by the Company, as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Initial Purchase Price then in effect with respect to such Common Stock, then the total maximum number of shares of Common Stock issuable upon conversion of all such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company as of the date of the issue or sale of the Convertible Securities, for such price per share. No sale, issuance or transfer of shares of Common Stock shall be deemed to have been made upon the actual issuance of such Common Stock except as otherwise provided in subsection 2(e) hereof.

          (e) If the purchase price payable or number of shares of Common Stock subject to purchase as provided for in any Options referred to in subsection 2(c) hereof, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsections 2(c) or (d), or the rate at which any Convertible Securities referred to in subsections 2(c) or
    (d) are convertible into Common Stock shall change so as to reduce the deemed sale price of Common Stock previously calculated under subsections 2(c) and/or (d), then a sale of shares of Common Stock shall be deemed to have occurred for the purposes of subsections 2(c) and/or (d), as applicable, with appropriate adjustments to be made to the number of shares of Common Stock deemed to have been sold to reflect the prior related deemed sale and such adjustments by the adjustment of the Initial Purchase Rate and Initial Purchase Price pursuant to subsections 2(c) or (d), as applicable.

          (f) In case of any consolidation of the Company with or merger of the Company with or into another corporation or in case of any sale, transfer or lease to another corporation of all or substantially all of the property of the Company, the Company or such successor or purchasing corporation, as the case may be, shall execute an agreement that the Holder of a Warrant shall have the right thereafter upon payment of the Initial Purchase Price in effect immediately prior to such action to purchase upon exercise of the Warrant the kind and amount of shares and other securities and property which the Holder would have owned or would have been entitled to receive after the happening of such consolidation, merger, sale, transfer or lease had the Warrant been exercised immediately prior to such action. The Company shall give prompt written notice of the execution of any such agreement to the Holder of each Warrant at the address of such Holder as shown on the records of the Company. Such agreement shall provide for subsequent adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this section 2, after the happening of such consolidation, merger, sale, transfer or lease. The provisions of this subsection 2(f) shall similarly apply to successive consolidations, mergers, sales, transfers or leases.

          (g) The provisions of this section 2 shall not apply to any currently outstanding securities of the Company or any management stock grants or sales, stock options or shares of Common Stock issued upon exercise of stock options issued to officers, directors, employees or consultants of the Company pursuant to a plan heretofore adopted and approved by the Board of Directors of the Company.

          (h) Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities without the issuance of shares of Common Stock, then with respect to any Warrants which then remain outstanding, the Initial Purchase Price shall be readjusted to the Initial Purchase Price which would have prevailed absent the adjustment made as a result of the issuance of such Options or Convertible Securities.

          (i) In case any Options shall be issued in connection with the issue or sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration.

          (j) In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received therefor by the Company. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair market value of such consideration, as determined by the Board of Directors of the Company.

    3.    In case at any time:

          (a) The Company shall declare any cash dividend on its Common Stock at a rate in excess of the rate of the last cash dividend theretofore paid;

          (b) The Company shall pay any dividend payable in stock upon its Common Stock or make any distribution (other than regular cash dividends) to the holders of its Common stock;

          (c) The Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

          (d) There shall be any capital reorganization, or reclassification of the capital stock of the Company or consolidation or merger of the Company with, or sales of all or substantially all of its assets to, another corporation; or

          (e) There shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give written notice, by first class mail, postage prepaid, addressed to the Holder at the address of such holder as shown on the books of the Company, of the date on which (1) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (2) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding up, as the case may be. Such written notice shall be given at least 20 days prior to the action in question and not less than 20 days prior to the record date or the date on which the Company's transfer books are closed in respect thereto.

    4. If any event occurs as to which, in the sole opinion of the Board of Directors of the Company, the other provisions of this Warrant are not strictly applicable or if strictly applicable would not fairly protect the rights of the Holder in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make such adjustment in the application of such provisions as may be necessary, in the sole judgment of such Board, in accordance with such essential intent and principles, to protect such rights as aforesaid.

    5. Exercise of this Warrant shall be made by the surrender hereof by the Holder to the Company at its principal office together with (i) the attached Subscription Form designating the number of shares of Common Stock being purchased, (ii) a certified check or cash in payment for such shares and (iii) a letter of transmittal setting forth the computation of the amount of said payment. The Company shall thereafter promptly (in any event within seven (7) business days after such exercise) issue certificates for the number of shares of the Common Stock of the Company purchased at the Purchase Price in effect at the time of such exercise. The Holder shall be deemed to be the record owner of such shares of Common Stock as of the close of business on the date of such exercise. The Holder shall not be entitled to receive a fractional share, but in lieu thereof the Company shall pay in cash an amount equal to the market value of such fractional share if the Common Stock has a market value, or if not, the book value of such fractional share. The Company shall thereupon cancel this Warrant; and in the event that less than the entire number of shares purchasable are purchased, shall issue a new Warrant for the number not so purchased.

    6. The Company covenants and agrees that all shares which may be issued upon the exercise of this Warrant will, upon issuance, be duly and validly authorized and issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof; and without limiting the generality of the foregoing, the Company covenants and agrees that it will, from time to time, take all such action as may be requisite to assure that the par value or stated value per share of the Common Stock to be acquired upon the exercise of this Warrant is at all times equal to or less than the then effective Purchase Price per share of the Common Stock issuable pursuant to exercise of this Warrant. The Company further covenants and agrees that during the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of the issue upon exercise of this Warrant a sufficient number of shares of its Common Stock to provide for such exercise.

    7. (a) The Holder represents that he is acquiring this Warrant and, in the absence of an effective registration statement under the Securities Act of 1993 (the "1933 Act") for the shares of Common Stock issuable hereunder, such shares for the purpose of investment and not with a view to or for sale in connection with any distribution thereof. The Holder and the holder of any shares of Common Stock issued upon exercise hereof, by his acceptance hereof, agrees that he will notify the Company in writing before selling or otherwise disposing of this Warrant or any shares of Common Stock issued to him upon exercise hereof, describing briefly the nature of any such sale or other disposition, and no such sale or other disposition shall be made unless and until (i) the Company has received an opinion of counsel reasonably acceptable to it that no registration (or perfection of an exemption) under the 1933 Act is required with respect to such sale or disposition (which opinion may be conditioned upon the transferee's assuming the Holder's obligation under this section 7) or (ii) an appropriate registration statement with respect to such Warrant or such Common Stock, or both, has been filed with the Securities and Exchange Commission (the

    "Commission") and declared effective by the Commission. The Company may require that this Warrant and certificates representing shares of Common Stock issued upon exercise hereof be stamped or imprinted with an appropriate legend reflecting the foregoing restrictions. For the purposes of this section 7, the term "Securities" shall include this Warrant and the shares of Common Stock issued or issuable upon the exercise hereof.

          (b) The restrictions imposed by this section 7 on the transfer of the Securities shall terminate as to any portion of the Securities when:

              (i) Such portion of the Securities shall have been effectively registered under the 1933 Act and sold by the holder thereof in accordance with such registration or exemption; or

              (ii) Written opinions to the effect that such a registration is no longer required or necessary under any Federal or State law or regulation of governmental authority shall have been received from legal counsel for the Company and counsel for the holder of such portion of the Securities; or, if a favorable opinion is obtained from holder's counsel, and counsel for the Company declines to render such an opinion, upon the holder's undertaking to indemnify the Company, on terms satisfactory to the Company, against all liability or loss the Company may sustain in connection with such transfer; or

          Whenever the restrictions imposed by this section 7 shall terminate, as provided above, any holder of the Securities as to which such restrictions shall have terminated shall be entitled to receive promptly from the Company, without expense to him, a new certificate, not bearing the restrictive legend referred to in clause (a) hereof.

    8. The Company will use its best efforts to cause the shares of Common Stock issuable upon exercise of the Warrants (the "Registerable Securities") to be registered with the Securities and Exchange Commission, at the Company's expense, under the Securities Act of 1933 (the "1933 Act") prior to September ___, 1998. The Company will use its best efforts to keep such Registration Statement effective until the earlier of September ___, 2003 or until all of the Registerable Securities have been sold pursuant to such Registration Statement. In the event that the Registration Statement to be filed with the Commission as set forth in this section 8 has not been declared effective by the Commission by September ___, 1998, the purchase price of the Warrants shall be reduced as follows: the Initial Purchase Price shall be reduced by 2% for every 30 days following September ___, 1998, until the Registration Statement is declared effective. In connection with such registration:

          (a) The Company will pay all costs and expenses incurred in connection with the registration of the Registerable Securities, including all registration filing fees, printing fees, fees and disbursements of counsel and accountants of the Company and one set of counsel for the Investors. Transfer taxes, brokerage commissions and underwriters' discounts attributable to the Registerable Securities shall be for the account of the Investors;

          (b) The Company will furnish at its expense to the Investors such number of copies of the preliminary, final, supplemental or amended prospectus in conformity with the requirements of the 1933 Act and rules and regulations thereunder, as may be reasonably required in order to facilitate the disposition of the Registerable Securities;

          (c) Unless preempted by Federal law, the Company will register or qualify the Registerable Securities under any applicable state securities or blue sky laws in such jurisdictions as the Investors shall reasonably request;

          (d) The Company will cause the Registerable Securities to be listed on the NASDAQ Small Cap Market (or principal exchange if applicable) on which the Common Stock is then listed; and

          (e) The Company shall indemnify and hold harmless, to the full extent permitted by law, each Investor, its officers and directors and each person who controls such Investor within the meaning of the 1933 Act and any investment adviser against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information with respect to the Investor furnished in writing to the Company by such Investor expressly for use therein. The Company will indemnify the underwriters, if any, of the Registerable Securities, their officers and directors and each person who controls any such underwriter to the same extent. The Company will reimburse each indemnified party for all legal expenses incurred in connection with investigating or defending any such claims. Each Investor severally, but not jointly, shall indemnify and hold harmless the Company against all losses, claims, damages, liabilities, and expenses caused by any untrue or alleged untrue statement or a material fact in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; except that such indemnification shall be available in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information and in conformity with written information furnished to the Company by Investor specifically for use in the preparation thereof. If the indemnification provided for herein is unavailable or insufficient to hold harmless an indemnified party, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, or liabilities referred to above (a) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Investors on the other; or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect the relative benefits referred to in clause (a) above but also the relative fault of the Company on the one hand and the Investors on the other in connection with the statements or omissions which resulted in such losses, claims, damages, or liabilities, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the Investor and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such untrue statement or omission. For purposes of this subsection, the term "damages" shall include any counsel fees or other expenses reasonably incurred by the Company or the Investors in connection with investigating or defending any action or claim which is the subject of the contribution provisions of this section.

          Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise.

    9. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for new warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by said Holder at the time of such surrender. Subject to section 7 hereof, this Warrant and all rights hereunder are transferable in whole or in part by the Holder, in person or by duly authorized attorney, upon surrender of this Warrant duly endorsed, at the principal office of the Company.

    10. Upon the receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant.

    11. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed first-class postage prepaid or delivered to a telegraph office for transmission:

          (a) If to the Holder at such address as may have been furnished by such holder to the Company in writing; and

          (b) If to the Company at such address as may have been furnished by the Company to the Holder of this Warrant in writing.

    12. This Warrant shall be binding upon any successors or assigns of the Company.

    13. This Warrant shall be construed in accordance with and governed by the laws of the State of Colorado.

    IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and delivered as of the date set forth below by one of its officers thereunto duly authorized.

Dated:  September ___, 1997.

                                           RENAISSANCE ENTERTAINMENT CORPORATION


                                           By
                                             -----------------------------------
                                               Its
                                                  ------------------------------

                             ---------------------------

                                  SUBSCRIPTION FORM

                      To be signed only upon exercise of Warrant


    The undersigned the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, __________ of the shares of Common Stock of RENAISSANCE ENTERTAINMENT CORPORATION to which such Warrant relates and herewith makes payment of $__________, therefor in cash or by certified check and requests that the certificates for such shares be issued in the name of, and be delivered to, ______________________________, the address for which is set forth below the signature of the undersigned.

Dated:  ____________________

                                             ----------------------------------
                                             (Signature)

                                             ----------------------------------


                                             ----------------------------------
                                             (Address)

                                             ----------------------------------

                      To be signed only upon transfer of Warrant

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________ ______________________________ the right to purchase shares of Common Stock of RENAISSANCE ENTERTAINMENT CORPORATION to which the within Warrant relates and appoints ______________________________, attorney, to transfer said right on the books of RENAISSANCE ENTERTAINMENT CORPORATION with full power of substitution in the premises.

Dated:  ____________________


                                             ----------------------------------
                                             (Signature)

                                             ----------------------------------


                                             ----------------------------------
                                             (Address)

                                    MORTGAGE DEED
                                         AND
                                  SECURITY AGREEMENT
                                         AND
                             FIXTURE FINANCING STATEMENT


    THIS INDENTURE, made as of the 14th day of May, 1997, by and between Renaissance Entertainment Corporation, a Colorado corporation, having its principal office at 4410 Arapahoe Avenue, Suite 200, Boulder, Colorado 80303 ("Mortgagor"), and Dorsar Partners, L.P., a Texas Limited Partnership having an address at c/o Steven L. Feinberg, 1855 North Mesa, Suite 120, El Paso, Texas 79912-5939, Charles H. Leavell having an address at c/o The Leavell Company, 4487 North Mesa, Suite 204, El Paso, Texas 79902 and Charles S. Leavell having an address at c/o Renaissance Entertainment Corporation, 4440 Arapahoe Avenue, Suite 200, Boulder, Colorado 80303 (collectively, "Mortgagee"),

                                 W I T N E S S E T H:

    That Mortgagor, in consideration of the sum of ONE MILLION and 00/100THS ($1,000,000.00) DOLLARS, the receipt whereof is hereby acknowledged, and all additions, increases, modifications and renewals thereof does hereby GRANT, BARGAIN, SELL, MORTGAGE, WARRANT AND CONVEY unto Mortgagee, its successors and assigns, forever, all that tract or parcel of land situate in the County of Kenosha, and State of Wisconsin, described in Exhibit A attached hereto and by this reference made a part hereof, (the "Land");

    TOGETHER with all of the buildings and improvements of every kind and description now or hereafter located on the Land (the "Improvements");

    TOGETHER with all of the following property, rights and interests (the Land, the Improvements and such property, rights and interests being collectively called the "Premises"):

          (a) Mortgagor's right, title and interest, including all mineral and water rights as well as any after-acquired title or reversion, in and to the beds of the ways, roads, streets, avenues and alleys adjoining the Land; and

          (b) all and singular the tenements, hereditaments, easements, appurtenances, passages, waters, water rights, water courses, riparian rights, other rights, liberties and privileges thereof or in any way now or hereafter appertaining thereto, including homestead and any other claim at law or in equity as well as any after-acquired title, franchise or license and the reversion and reversions and remainder and remainders thereof; and

          (c) all rents, issues, proceeds and profits accruing and to accrue from the Premises; and

          (d) all materials intended for construction, reconstruction, alteration and repair of the Improvements, all of which materials shall be deemed to be included within the Premises immediately upon the delivery thereof to the Premises and all fixtures and articles of personal property now or hereafter owned by Mortgagor and attached to or contained in and used in connection with the Premises, including, but not limited to, all furniture, furnishings, apparatus, machinery, motors, transformers, elevators, fittings, radiators, gas ranges, ovens, dishwashers, ice boxes, mechanical refrigerators, awnings, shades, screens, blinds, office equipment, carpeting, furniture and other furnishings, and all plumbing, heating, fireplaces, and fireplace equipment, lighting, cooking, laundry, ventilating, refrigerating, incinerating, air-conditioning and sprinkler equipment, cabanas, swimming pool equipment and fixtures and all appurtenances to any of the foregoing; and all renewals or replacements thereof or articles in substitution therefor, whether or not the same are or shall be attached to the Improvements in any manner; it being mutually agreed that all the aforesaid property owned by Mortgagor and placed by it on the Premises shall, so far as permitted by law, be deemed to be affixed to the realty, security for the said indebtedness and covered by this Mortgage.

          (e) All proceeds of any insurance payable to Mortgagor and all subsequent owners of the Premises as a result of the damage or destruction thereto.

          (f) Together with all awards and other compensation hereafter paid to Mortgagor and all subsequent owners of the Premises for any taking by eminent domain or condemnation, either permanent or temporary, of all or any part of the Premises or any easement or appurtenance thereof, including severance and consequential damages and change in grade of streets, and any conveyance by private sale in lieu thereof.

    This Mortgage shall also constitute a security agreement as defined in the Uniform Commercial Code with respect to (and the Mortgagor hereby grants Mortgagee a security interest in) all personal property and fixtures owned by Mortgagor and included in the Premises. The Mortgagor shall, from time to time, at the request of Mortgagee, execute any and all financing statements covering such personal property and fixtures (in a form satisfactory to Mortgagee) which Mortgagee may reasonably consider necessary or appropriate to perfect its security interest. The Mortgagor will pay to Mortgagee, on demand, the amount of any and all costs and expenses (including reasonable attorneys' fees and legal expenses) paid or incurred by Mortgagee in connection with the exercise of any right or remedy referred to in this paragraph. As to those items of collateral described in this Mortgage that are or are to become fixtures, it is intended that THIS MORTGAGE SHALL BE EFFECTIVE AS A FINANCING STATEMENT FILED AS A FIXTURE FILING from the date of its filing in the real estate records of the County where the Premises are situated. The name of the record owner of the Premises is the Mortgagor set forth in page one of this Mortgage. Information concerning the security interest created by this instrument may be obtained from Mortgagee, as secured party, at its address as set forth in page one of this Mortgage. The address of the Mortgagor, as debtor, is as set forth in page one to this Mortgage. The Mortgagor's federal identification number is 84-1094630. This document covers goods which are or are to become fixtures. Upon the occurrence of a default, the giving of any required notice and the expiration of any applicable grace or cure period, Mortgagee may, at its option, sell or otherwise dispose of such personal property and fixtures by public or private proceedings, separate from or together with the sale of the Premises, in accordance with the provisions of the Wisconsin Uniform Commercial Code, and Mortgagee may with respect to such fixtures or personal property, exercise any other rights or remedies of a secured party under the Wisconsin Uniform Commercial Code. Unless such personal property and/or fixtures are perishable or threatened to decline speedily in value or are of a type customarily sold on a recognized market, Mortgagee shall give Mortgagor at least ten (10) days prior written notice of the time and place of any public sale of such fixtures or personal property or other intended disposition thereof. Upon occurrence of any event of default, the Mortgagee reserves the option, pursuant to the appropriate provisions of the Wisconsin Uniform Commercial Code to proceed with respect to such personal property and/or fixtures as part of the Premises in accordance with its rights and remedies with respect to the Premises, in which event the default provisions of the Wisconsin Uniform Commercial Code shall not apply.

    TO HAVE AND TO HOLD the same unto Mortgagee and its successors and assigns forever.

    AND MORTGAGOR COVENANTS AND WARRANTS that Mortgagor is lawfully seized of an indefeasible estate in fee simple of the Premises; that the same is free from all encumbrances and liens whatsoever, except the "Permitted Exceptions" identified on Exhibit B hereto, that Mortgagor has good and legal right, power and authority to so convey the same and that Mortgagor and its successors and assigns in interest will forever WARRANT AND DEFEND the title of the Premises and the lien and priority of this Mortgage against the lawful claims and demands of all persons whomsoever, subject to the Permitted Exceptions; and that Mortgagor will execute, acknowledge and deliver all and every such further assurances unto Mortgagee of the title to all and singular the Premises hereby conveyed and intended so to be, or which Mortgagor may be or shall become hereinafter bound so to do. All such covenants and warranties shall run with the land solely for the benefit of Mortgagee, its successors and assigns.

    PROVIDED, NEVERTHELESS, that if Mortgagor shall well and truly pay to Mortgagee, or order, the principal sum of ONE MILLION and 00/100THS ($1,000,000.00) DOLLARS, evidenced by: (i) that certain 9% Convertible Secured Debenture Due 2002 dated May 14, 1997 and issued by Mortgagor to Dorsar Partners, L. P.; (ii) that certain 9% Convertible Secured Debenture Due 2002 dated May 14, 1997 and issued by Mortgagor to Charles S. Leavell and (iii) that certain 9% Convertible Secured Debenture Due 2002 dated May 14, 1997 and issued by Mortgagor to Charles H. Leavell (collectively the "Debentures") with interest on such principal sum from the date of the Debentures at the rate specified in the Debentures. The Debentures are being issued, respectively, pursuant to: (i) that certain Subscription and Purchase Agreement dated as of May 8, 1997 and executed between Mortgagor and Dorsar Partners, L. P.; (ii) that certain Subscription and Purchase Agreement dated May 8, 1997 and executed between Mortgagor and Charles S. Leavell and (iii) that certain Subscription and Purchase Agreement dated as of May 8, 1997 and executed between Mortgagor and Charles H. Leavell (collectively the "Subscription Agreements"). The Debentures mature not later than April 1, 2002. The provisions of the Debentures are incorporated herein by reference.

    AND PROVIDED, that if Mortgagor shall fully perform all of the terms, covenants, conditions and warranties of this Mortgage, then this indenture is to be NULL AND VOID and shall be released of record at the expense of Mortgagor, OTHERWISE to remain in full force and effect.

    MORTGAGOR FURTHER COVENANTS AND AGREES AS FOLLOWS:

    1. To pay promptly the principal of, premium, if any, and interest, fixed, contingent or otherwise, on the indebtedness evidenced by the Debentures together with all other sums arising under the Debentures, the Subscription Agreements and this Mortgage and secured hereby, at the times and in the manner herein and in the Debentures provided.

    2. To keep the Premises free from statutory liens of every kind; to pay, (except when payment for all such items has been made under Paragraph 3 hereof) before delinquent and before any interest or penalty for non-payment attaches thereto, all taxes, assessments, water rates, sewer rentals and other governmental charges, fines, or impositions of every nature and to whomever assessed that may now or hereafter be levied or assessed upon the Premises or any part thereof, or upon the rents, issues, income or profits thereof, whether any or all said taxes, assessments, water rates, sewer rentals or charges, fines or impositions be levied directly or indirectly or as excise taxes or income taxes; to deliver to Mortgagee, at least ten (10) days before delinquent, receipted bills evidencing payment therefor; to pay in full, under protest in the manner provided by statute, any tax, assessment, rate, rental, fine, imposition or charge aforesaid which Mortgagor may desire to contest; and in the event of the passage, after the date of this Mortgage, of any law of the State of Wisconsin, deducting from the value of land for the purpose of taxation, any lien thereon or changing in any way the laws for the taxation of mortgages or debts secured by mortgage for state or local purposes, or the manner of the collection of any such taxes, so as to impose a tax or otherwise to affect this Mortgage, or upon the rendition of any Court of competent jurisdiction of a decision that any undertaking by Mortgagor as in this paragraph or elsewhere in this Mortgage provided is legally inoperative, then the principal indebtedness together with accrued interest and all other sums due hereunder (but not including any prepayment premium) and under the Debentures will be due and payable at the election of Mortgagee thirty (30) days' after written notice to the Mortgagor, of such election, provided, however, said option and right shall be unavailing and the Debentures and Mortgage shall remain in effect as though said law had not been enacted, if, notwithstanding such law, Mortgagor lawfully may pay any such tax or taxes assessment, rate, rental, fine, imposition or charge to or for Mortgagee and does in fact pay same when payable. An assessment which is payable in installments at the application of Mortgagor or any lessee of the Premises shall nevertheless, for the purpose of this paragraph, be deemed due and payable in its entirety on the day the first installment becomes due and payable or a lien unless Mortgagee agrees that such assessment may be paid in installments, which agreement shall not be unreasonably withheld. Except when payment has been made under Paragraph 3 hereof, Mortgagor shall deliver to Mortgagee receipted bills evidencing payment of such installments at least ten (10) days before delinquent. In the event of a default under this Mortgage, including a default under the foregoing, Mortgagee shall have the option, in addition to its other remedies, to require the Mortgagor to pay immediately the outstanding balance of any assessments being paid in installments.

    3. To keep the Improvements insured against loss or damage resulting from fire, windstorm and other hazards, casualties and contingencies (including but not limited to War Risk Insurance, if available) in an amount equal to the replacement cost thereof, and to pay promptly, when due, any premiums on such insurance. All insurance policies shall be in such form and with such endorsements as shall be reasonably acceptable to Mortgagee and shall be carried in companies approved by Mortgagee and policies and renewals, marked 'Paid', shall be delivered to Mortgagee at least ten (10) days before the expiration of the old policies and shall have attached thereto standard non-contributing mortgagee clause (in favor of and, subject to the rights of the prior mortgage holder, entitling Mortgagee to collect any and all of the proceeds payable under all such insurance) as well as standard waiver of subrogation endorsement, all to be in form acceptable to Mortgagee. In the event of a change in ownership or occupancy of the Premises immediate notice thereof by mail shall be delivered by Mortgagor to all insurers and in the event of loss, Mortgagor will give immediate notice by mail to Mortgagee. The Mortgagor hereby authorizes Mortgagee, at its option, but subject to the rights of the prior mortgage holder, to collect, adjust and compromise any losses under any of the insurance aforesaid and after deducting costs of collection to apply the proceeds at its option as follows: (1) As a credit upon any portion as selected by Mortgagee, of the indebtedness secured hereby, or (2) To restoring the improvements in which event Mortgagee shall not be obligated to see the proper application thereof nor shall the amount so released or used be deemed a payment on any indebtedness secured hereby, or (3) To deliver same to the owner of the premises. In the event of foreclosure of this Mortgage, or other transfer of title to the Premises in extinguishment of the indebtedness secured hereby, all right, title and interest of Mortgagor in and to any insurance policies then in force shall pass to the purchaser or grantee of the Premises subject to the rights of the prior mortgage holder. Mortgagor shall not carry separate insurance, concurrent in kind or form and contributing, in the event of loss, with any insurance policies required hereunder. Mortgagor shall at all times be in compliance with the terms and provisions of all insurance policies required hereunder or in fact maintained by Mortgagor with respect to the Premises whether or not required hereunder.

    That notwithstanding any provisions herein to the contrary and in particular the foregoing provisions of this Section 3, in the event of any such loss or damage as therein described to the improvements upon the Premises, it is hereby understood, covenanted and agreed that, subject to the rights of the prior mortgage holder, the Mortgagee shall make the proceeds received under any such insurance policies as therein described available for the restoration of the improvements so damaged, subject to the following conditions: (a) that Mortgagor is not then in default under any of the terms, covenants and conditions hereof; (b) that Mortgagee shall first be given satisfactory proof that such improvements have been fully restored or that by the expenditure of such money will be fully restored, free and clear of all liens, except as to the lien of this Mortgage; (c) that in the event such proceeds shall be insufficient to restore or rebuild the said improvements, Mortgagor shall deposit promptly with Mortgagee funds which, together with the insurance proceeds, shall be sufficient to restore and rebuild the said Premises; (d) that in the event Mortgagor shall fail within a reasonable time, subject to delays beyond its control, to restore or rebuild the said improvements, then Mortgagee, at its option, may restore or rebuild the said improvements for or on behalf of the Mortgagor and for such purpose may do all necessary acts; (e) that the excess of said insurance proceeds above the amount necessary to complete such restoration shall be applied as hereinbefore provided as a credit upon any portion as selected by Mortgagee, of the indebtedness secured hereby; and (f) the holder of the prior mortgage on the Premises, if the same remains unsatisfied at such time, has consented to making such proceeds available for restoration. In the event any of the said conditions are not or cannot be satisfied, then the alternate disposition of such insurance proceeds as provided above in this
Section 3 shall again become applicable.

    Under no circumstances shall Mortgagee become personally obligated to take any action to restore or rebuild the said improvements. In the event of foreclosure of this Mortgage, or other transfer of title to the Premises in extinguishment of the indebtedness secured hereby, subject to the rights of the prior mortgage holder, all right, title and interest of the Mortgagor, in and to any insurance policies then in force, and to the proceeds of any such policies, shall pass to the purchaser or grantee.

    4. The Premises are subject to prior Real Estate Mortgages and an Assignment of Rents in favor of Bank One, Kenosha, NA more fully described in Exhibit B hereto. Mortgagor agrees that it will timely pay and perform all things required to be paid and performed pursuant to said Real Estate Mortgages and the note or notes secured thereby. In the event that Mortgagor shall fail to pay or perform anything so required pursuant to said Real Estate Mortgages and note or notes, Mortgagee shall have the right, but shall have no obligation, to pay or perform the same and the amount so paid or the cost of any such performance together with interest thereon at the rate provided in the Debentures, shall be repayable by the Mortgagor without demand and shall be an additional lien upon the Premises prior to any right, title, interest or claim attaching or accruing subsequent to the lien of this Mortgage and shall be secured by and collectible as a part of this Mortgage.

    5. To carry and maintain such liability and indemnity insurance (including, but without limitation, water damage and the so-called assumed and contractual liability coverage) as may reasonably be required from time to time by Mortgagee in forms, amounts and with companies satisfactory to Mortgagee. Such insurance policies shall name Mortgagee as an additional insured. Certificates of such insurance, premiums prepaid, shall be deposited with Mortgagee and shall contain provision for thirty (30) days' notice to Mortgagee prior to any cancellation thereof.

    6. That none of the Improvements shall be altered, removed or demolished nor shall any fixtures, appliances or articles of personal property on, in or about the Improvements be severed, removed, sold or mortgaged, without the consent of Mortgagee which may be withheld in Mortgagee's sole discretion except that such consent of Mortgagee shall not be required in the case of: (i) the severance, removal or sale of any fixtures, chattels or articles of personal property, provided that they are promptly replaced by similar fixtures, chattels and articles of personal property, at least equal in quality and condition as those replaced, free from any security interest in or encumbrance thereon or reservation of title thereto; and (ii) alterations, removals or demolitions done for the purpose of making improvements done in the ordinary course of operating the Premises as income producing property provided that any such alteration, removal or demolition costs less than $25,000; to permit, commit or suffer no waste, impairment or deterioration of the Premises or any part thereof; to keep and maintain the Premises and every part thereof in thorough repair and condition; to effect such repairs as Mortgagee may reasonably require and from time to time to make all needful and proper replacements so that the Premises will, at all times, be in good condition, fit and proper for the respective purposes for which they were originally erected or installed; to comply with all statutes, orders, requirements or decrees relating to the Premises by any federal, state or municipal authority; to observe and comply with all conditions and requirements necessary to preserve and extend any and all rights, licenses, permits (including but not limited to zoning variances, special exceptions and non-conforming uses), privileges, franchises and concessions which are applicable to the Premises or which have been granted to or contracted for by Mortgagor in connection with any existing or presently contemplated use of the Premises; and to permit Mortgagee or its agents, at all reasonable times, to enter upon and inspect the Premises.

    7. To save Mortgagee harmless from all costs and expenses, including reasonable attorneys' fees, and costs of a title search, continuation of abstract and preparation of survey, incurred by reason of any action, suit, proceeding, hearing, motion or application before any court or administrative body (excepting an action to foreclose or to collect the debt secured hereby) in and to which Mortgagee may be or become a party by reason hereof, including but not limited to condemnation, bankruptcy and administrative proceedings, as well as any other of the foregoing wherein proof of claim is by law required to be filed or in which it becomes necessary to defend or uphold the terms of and the lien created by this Mortgage, and all money paid or expended by Mortgagee in that regard, together with interest thereon from date of such payment at the rate set forth in the Debentures shall be so much additional indebtedness secured hereby and shall be immediately and without notice due and payable by Mortgagor.

    8. That Mortgagor will give Mortgagee immediate written notice of the actual or threatened commencement of any proceedings under eminent domain affecting all or any part of the Premises or any easement therein or appurtenance thereof, including severance and consequential damage and change in grade of streets, and will deliver to Mortgagee copies of any and all papers served in connection with any such proceedings. Mortgagor further covenants and agrees, subject to the rights of the prior mortgage holder, to make, execute and deliver to Mortgagee, at any time or times upon request, free, clear and discharged of any encumbrances of any kind whatsoever except the rights of the holder of the prior mortgage, any and all further assignments and/or other instruments deemed necessary by Mortgagee for the purpose of validly and sufficiently assigning all awards and other compensation heretofore and hereafter to be made to Mortgagor (including the assignment of any award from the United States Government at any time after the allowance of the claim therefor, the ascertainment of the amount thereof and the issuance of the warrant for payment thereof) for any taking, either permanent or temporary, under any such proceedings.

    Mortgagor further agrees that should the Premises or any part thereof, including any easement or appurtenance thereof, be taken or damaged, permanently or temporarily, by reason of any public improvement or condemnation proceedings, including severance and consequential damage and change in grade of streets, or damage by earthquake or in any other manner, subject to the rights of the prior mortgage holder, Mortgagee shall be entitled to any compensation, award, payment or relief therefor and Mortgagor does hereby appoint Mortgagee its Attorney-in-Fact, coupled with an interest, and authorizes, directs and empowers such Attorney, at the option of the Attorney on behalf of the Mortgagor, its successors or assigns, to commence, appear in and prosecute, in its own name, any action or proceedings, to adjust or compromise any claim therefor and to collect and receive proceeds thereof, and to give proper receipts and acquittances therefor and after deducting expenses of collection, to apply the net proceeds as a credit on any portion, as selected by Mortgagee, of the indebtedness secured hereby notwithstanding the fact that the amount owing thereon may not then be due and payable hereunder or that the indebtedness is otherwise adequately secured, provided, however, that no prepayment premium shall be due in connection with any net proceeds applied to the indebtedness.

    9. That Mortgagor within five (5) days upon request by mail, will furnish a written statement duly acknowledged confirming the amount of the principal balance of the Debentures and all interest accrued thereon and all other amounts due upon this Mortgage and whether any offsets or defenses exist against the mortgage debt.

    10. That upon default by Mortgagor in the performance or observance of any of the terms, covenants, conditions or warranties herein or in the Debentures contained, after any notice required by the terms of the Debentures and the expiration of any applicable cure or grace period, Mortgagee may, at its option, and whether electing to declare the whole indebtedness due and payable or not, perform the same without waiver of any other remedy, and any amount paid or advanced by Mortgagee in connection therewith or any other costs, charges or expenses incurred in the protection of the Premises and the maintenance of this lien including reasonable attorneys' fees, with interest thereon, at the rate set forth in the Debentures shall be repayable by the Mortgagor without demand and shall be an additional lien upon the Premises prior to any right, title, interest or claim attaching or accruing subsequent to the lien of this Mortgage and shall be secured by and collectible as a part of this Mortgage.

    11. That upon any default by Mortgagor in the payment of the principal sum secured hereby or of any installment thereof, or of interest thereon, as they severally become due, or any default, in the performance or observance of any other term, covenant or condition in this Mortgage or in the Debentures or in any instrument now or hereafter evidencing or securing said debt, and the continuance of any such default after the giving of any required notice and the expiration of any applicable grace period provided in Paragraph 33 of this Mortgage, then in any or either of said events, the whole indebtedness secured hereby together with accrued interest and all other sums due hereunder or under the Debentures, shall, at the option of Mortgagee, become immediately due and payable together with interest at the rate set forth in the Debentures and together with reasonable attorneys' fees and without relief from valuation or appraisement laws, and thereupon, or at any time during the existence of any such default, Mortgagee may exercise with respect to all personal property and fixtures which are a part of the Premises, all the rights and remedies accorded upon default to a secured party under the Uniform Commercial Code as in effect in the State of Wisconsin, and may proceed to foreclose this Mortgage by judicial proceedings, anything hereinbefore or in said Debentures contained to the contrary notwithstanding, and any failure to exercise said option shall not constitute a waiver of the right to exercise the same at any other time. Mortgagee may become the purchaser at any such foreclosure sale, and for the purpose of making settlement or payment of the purchase price, shall be entitled to use the Debentures and any claims for interest accrued and unpaid thereon, together with all other sums, with interest, advanced and unpaid hereunder, and all statutory charges for such foreclosure, including maximum attorney's fees allowed by law in order that there may be credited as paid on the purchase price the sums then due under the Debentures including principal and interest thereon and all other sums, with interest, advanced and unpaid hereunder, and all charges and expenses of such foreclosure including attorneys' fees allowed by law.

    12. That upon default by Mortgagor as aforesaid and the election of acceleration by Mortgagee as aforesaid, Mortgagor does hereby authorize and empower Mortgagee forthwith to foreclose this Mortgage by sale of the Premises at public auction according to the statute in such case provided, and to apply the proceeds of the sale to pay all amounts then due on this Mortgage, including principal, interest and the amount of any taxes, assessments and insurance premiums and any other sum which may then be due to Mortgagee, and also to pay all costs and expenses of such foreclosure sale, including but not limited to attorneys' fees, cost of continuation of abstract, examination of title and title insurance, all of which costs, expenses and fees the Mortgagor agrees to pay.

    13. That in case of foreclosure of this Mortgage in any court of law or equity, whether or not any order or decree shall have been entered therein, and to the extent permitted by law, a reasonable sum as aforesaid shall be allowed for attorneys' fees of the plaintiff in such proceeding, for stenographers' fees and for all moneys expended for documentary evidence and the cost of a complete abstract of title and title report for the purpose of such foreclosure, such sums to be secured by the lien hereunder; and, to the extent permitted by law, there shall be included in any judgment or decree foreclosing this Mortgage and be paid out of said rents, issues and profits from the Premises or the proceeds of any sale made in pursuance of any such judgment or decree: (1) all costs and expenses of such suit or suits, advertising, sale and conveyance, including reasonable attorneys', solicitors' and stenographers' fees, outlays for documentary evidence and the cost of said abstract, examination of title and title report; (2) all moneys advanced by Mortgagee, if any, for any purpose authorized in this Mortgage, with interest as herein provided; (3) all the accrued interest and Default Interest remaining unpaid on the indebtedness hereby secured; (4) any Acceleration Premium then arising; and (5) all the said principal money remaining unpaid. The overplus of the proceeds, if any, shall be paid to the said Mortgagor on reasonable request, or as the court may direct.

    14. That in case of any foreclosure sale of the Premises, the same may be sold in one or more parcels. Mortgagor, for Mortgagor and all who may claim through or under Mortgagor, waives any and all right to have the Premises marshaled upon foreclosure of the lien hereof and agrees that any court having jurisdiction to foreclose such lien may order the Premises sold as an entirety. Mortgagor agrees that to the extent permitted by law, this Mortgage may be foreclosed by Mortgagee at Mortgagee's option, pursuant to the provisions of Section 846.101, 846.102 and/or 846.103 of the Wisconsin statutes or any successor thereof.

    15. That the failure of Mortgagee to exercise the option for acceleration of maturity and/or foreclosure following any default as aforesaid or to exercise any other option granted to Mortgagee hereunder in any one or more instances, or the acceptance by Mortgagee of partial payments hereunder shall not constitute a waiver of any such default, but such option shall remain continuously in force. Acceleration of maturity, once claimed hereunder by Mortgagee, may, at the option of Mortgagee, be rescinded by written acknowledgment to that effect by Mortgagee, but the tender and acceptance of partial payments alone shall not in any way affect or rescind such acceleration of maturity.

    16. That in the event of foreclosure of this Mortgage, Mortgagor does hereby authorize and empower Mortgagee, its successors and assigns: (a) to pay all taxes, special assessments, assessments, water rates, sewer rentals and other governmental charges of every kind and nature that may then have been or that thereafter during the period of redemption from sale under such foreclosure may be levied or assessed upon the Premises or any part thereof; (b) to keep the Improvements insured and to pay the premiums therefor as required hereunder during the period of redemption from the sale under such foreclosure; and (c) to keep the Premises in thorough repair as required hereunder during the period of redemption of the sale from such foreclosure, and any amount so paid or advanced by Mortgagee under the authority of this paragraph, together with interest thereon at the rate set forth in the Debentures, shall be an additional lien upon the Premises prior to any right, title, interest or claim thereon attaching or accruing subsequent to the lien of this Mortgage and shall be secured by and collectible as part of the within Mortgage.

    17. That at the option of Mortgagee, this Mortgage shall become subject and subordinate, in whole or in part (but not with respect to priority of entitlement to any insurance proceeds, award in condemnation or any intervening judgment lien) to any and all Leases of all or any part of the Premises upon the execution and recording in the offices of the County Recorder in and for Kenosha County, Wisconsin, by Mortgagee of a unilateral declaration to that effect.

    18. That the rights and remedies herein provided are cumulative and Mortgagee may recover judgment thereon, issue execution therefor, and resort to every other right or remedy available at law or in equity, without first exhausting and without affecting or impairing the security or any right or remedy afforded by this Mortgage and no enumeration of special rights or powers by any provisions of this Mortgage shall be construed to limit any grant of general rights or powers, or to take away or limit any and all rights granted to or vested in Mortgagee by virtue of the laws of Wisconsin.

    19. The Mortgagor hereby waives, to the extent permitted by law, the benefits of all valuation, appraisement, homestead, exemption, stay and moratorium laws, now in force or which may hereafter become laws.

    20. That Mortgagee, without notice, and without regard to the consideration, if any, paid therefor, and notwithstanding the existence at that time of any inferior liens thereon, may release any part of the security described herein or any person liable for any indebtedness secured hereby without in any way affecting the priority of the lien of this Mortgage, to the full extent of the indebtedness remaining unpaid hereunder upon any part of the security not expressly released and may agree with any party obligated on said indebtedness or having any interest in the security described herein to extend the time for payment of any part or all of the indebtedness secured hereby. Such agreement shall not, in any way, release or impair the lien hereof, but shall extend the lien hereof as against the title of all parties having any interest in said security which interest is subject to said lien.

    21. In the event Mortgagee (a) releases, as aforesaid, any part of the security described herein or any person liable for any indebtedness secured hereby, (b) grants an extension of time of any payments of the debt secured hereby; (c) takes other or additional security for the payment thereof; (d) waives or fails to exercise any right granted herein or in the Debentures, said act or omission shall not release the Mortgagor, subsequent purchasers of the Premises or any part thereof, or makers or sureties of this Mortgage or of the Debentures, under any covenant of this Mortgage or of the Debentures, nor preclude Mortgagee from exercising any right, power or privilege herein granted or intended to be granted in the event of any other default then made or any subsequent default.

    22. That nothing herein contained nor any transaction related thereto shall be construed or so operate as to require the Mortgagor to make any payment or to do any act contrary to law; that if any clauses or provisions herein contained operate or would prospectively operate to invalidate this Mortgage in whole or in part then such clauses and provisions only shall be held for naught, as though not herein contained, and the remainder of this Mortgage shall remain operative and in full force and effect. All notices, approvals, consents, requests and other communications required to be given hereunder shall be in writing and mailed postage prepaid by certified or registered mail, return receipt requested, or by personal delivery, to the addressees indicated in the opening paragraph of this Mortgage (or at such other place as either Mortgagor or Mortgagee, as the case may be, may, from time to time, designate in a written notice given to the other) and shall be deemed sufficiently served on the date of mailing thereof or on the date of personal delivery.

    23. That the Premises herein mortgaged being located in the State of Wisconsin, this Mortgage and the rights and indebtedness hereby secured shall, without regard to the place of contract or payment, be construed and enforced according to the internal laws of the State of Wisconsin.

    24. Mortgagor agrees that upon or any time (i) after the occurrence of a default hereunder, or (ii) during the period of redemption after foreclosure of this then in any such event, Mortgagee, shall upon application to the district court where the Premises or any part thereof is located by an action separate from the foreclosure or in the foreclosure action (it being understood and agreed that the existence of a foreclosure is not a prerequisite to any action for a receiver hereunder), be entitled to the appointment of a receiver for the Rents, profits and all other income of every kind which shall accrue and be owing for the use or occupation of the Premises or any part thereof. Mortgagee shall be entitled to the appointment of a receiver without regard to waste, adequacy of the security or solvency of Mortgagor or without the requirement of posting of any bond or security and without regard to the then value of the Premises. The Mortgagee hereunder or any holder of the Debentures may be appointed as the receiver. The receiver, who shall be an experienced property manager, shall collect (until the indebtedness secured hereby is paid in full and, in the case of a foreclosure sale, during the entire redemption period) the Rents, profits and all other income of every kind, manage the Premises so to prevent waste, execute Leases within or beyond the period of the receivership if approved by the court and apply all Rents, profits and other income collected by the receiver to the following in such order as may be designated by Mortgagee:

          A. To the payment of all reasonable fees of the receiver, if any, approved by the court;

          B. To the repayment of tenant security deposits, with interest thereon, if required by applicable statutes;

          C. To the payment when due of, delinquent or current, real estate taxes or special assessments with respect to the Premises, or the periodic escrow for the payment of the same;

          D. To the payment when due of premiums for insurance of the type required hereby, or the periodic escrow for payment of the same, if any;

          E. To the payment of expenses for normal maintenance of the Premises; and

          F. If received prior to any foreclosure sale of the said Premises, to Mortgagee for payment of the indebtedness secured by this Mortgage, but no such payment made after acceleration of the indebtedness shall affect such acceleration;

          G. If received during or with respect to the period of redemption after a foreclosure sale of the said Premises:

              (1) If the purchaser at the foreclosure sale is not Mortgagee, first to Mortgagee to the extent of any deficiency of the sale proceeds to repay the indebtedness secured by this Mortgage, second to the purchaser as a credit to the redemption price, but if the said Premises are not redeemed, then to the purchaser of the said Premises;

              (2) If the purchaser at the foreclosure sale is Mortgagee, to Mortgagee, to the extent of any deficiency of the sale proceeds to repay the indebtedness secured by this Mortgage and the balance to be retained by Mortgagee as a credit to the redemption price, but if the said Premises are not redeemed, then to Mortgagee, whether or not any such deficiency exists.

    As provided in applicable statutes, Mortgagee shall have the right at any time and without limitation to advance money to the receiver to pay any part of or all of the items which the receiver should otherwise pay if cash were available from the Premises and sums so advanced with interest at the rate provided in the Debentures, shall be secured hereby, or if advanced during the period of redemption, shall be a part of the sum required to be paid to redeem from the sale.

    Mortgagor for itself and any subsequent owner of the Premises hereby waives any and all defenses to the application for a receiver and hereby specifically consents to such appointment without notice but nothing herein contained is to be construed to deprive the holder of this Mortgage of any other right, remedy or privilege it may have under the law to have a receiver appointed. The provision for the appointment of a receiver and the assignment of such rents, issues and profits is an express condition upon which the loan hereby secured is made. The rights and remedies herein provided for shall be deemed to be cumulative and in addition to, and not in limitation of, those provided by law, and if there be no receiver so appointed, Mortgagee may proceed to collect the rents, issues and profits from the Premises.

    25. That in the event of the sale or transfer by operation of law, or otherwise, of all or any part of the Premises, Mortgagee is hereby authorized and empowered to deal with such vendee or transferee with reference to the Premises, or the debt secured hereby, or with reference to any of the terms or conditions hereof, as fully and to the same extent as it might with Mortgagor, without in any way releasing or discharging Mortgagor from its liability or undertaking hereunder.

    26. Mortgagor shall maintain and keep in full force and effect its legal existence, its right to carry on its business, and all franchises, rights and privileges heretofore or hereafter granted to or for Mortgagor, and shall file within the prescribed time any and all franchise tax reports and any other tax reports or returns, and pay all such taxes when due and payable all in compliance with the provisions of any present or future law.

    27. Mortgagor represents and warrants that on the date on which this Mortgage is executed and delivered, neither it, this Mortgage, nor the Premises, nor the contemplated use of the Improvements on the Premises are in violation of any easements, covenants and whether restrictions of record or not, affecting or binding on the Premises. Mortgagor further covenants that Mortgagor shall at all times faithfully and timely perform or cause to be performed all of the terms, covenants and conditions, on Mortgagor's part to be performed, contained in any agreements, easements, permits or other instruments affecting the Premises. Mortgagor covenants and agrees that it will not waive or modify any of the terms of any of such agreements, easements, permits or other instruments or the rights or easements created thereby or cancel or surrender same or release or discharge any party thereunder or person bound thereby of or from any of the terms, covenants or conditions thereof or permit the release or discharge of any party thereunder in a manner that adversely affects mortgagee's security, without, in each instance, the prior written consent of Mortgagee. Mortgagor shall take all necessary action to effect the performance of all of the obligations of the other parties to and the persons bound by the said agreements, easements, permits and other instruments.

    Mortgagor will promptly give to Mortgagee copies of all notices, advices, demands, requests, consents, statements, approvals, disapprovals, authorizations, determinations, satisfactions, waivers, designations, refusals, confirmations or denials which it shall give or receive under any of the aforesaid agreements, easements, permits and other instruments to the extent any of the foregoing adversely affect Mortgagee's security.

    28.   Mortgagor hereby represents and warrants that:

          (a) the Premises and the operations presently conducted thereon are not in violation of any zoning ordinances, building codes or Environmental laws;

          (b) neither Mortgagor nor to the knowledge of Mortgagor, after due inquiry, any other person or entity has ever caused or permitted any hazardous substance to be placed, held, located, generated, treated or disposed of, on, under or at the Premises except in conformance with applicable law;

          (c) Mortgagor has not received any notice from any governmental agency that the Premises and the operations presently conducted thereon are the subject of any pending or threatened investigation, inquiry or proceeding under any Environmental laws;

          (d) neither Mortgagor, nor to the knowledge of Mortgagor, after due inquiry, any other person, has ever caused or permitted any asbestos to be located on the Premises;

          (e) to Mortgagor's knowledge, after due inquiry, no hazardous substance has ever migrated in, on, about or under the Premises;

          (f) Mortgagor has no knowledge of any use of the Premises by any prior owner which violated any applicable Environmental laws; and

          (g) Mortgagor has duly obtained or secured all necessary permits, licenses, and other governmental authorizations either necessary or appropriate under Environmental Laws.

    29.   Mortgagor hereby covenants and agrees that:

          (a) its own use of the Premises and the operations and activities conducted thereon will at all times be in compliance with all Environmental laws and that it will exercise its best efforts to secure compliance by other users of the Premises with all Environmental Laws;

          (b) Mortgagor will not cause or permit any hazardous substance ever to be generated, handled, used, stored treated or placed on, under or at, or to escape, leak, seep, spill or be discharged, emitted or released from, the Premises or any part thereof, except in compliance with Environmental laws, PROVIDED, HOWEVER, that Mortgagor may store reasonable quantities of chemicals, cleansers and other materials reasonably required for maintenance and operation of the Premises provided the same are properly stored, are used in the ordinary course of business, and in compliance with all applicable laws;

          (c) the use of the Premises by Mortgagor of the Premises will not result in the unlawful release or presence of any hazardous substance or solid waste in, on or under the Premises and Mortgagor will exercise its best efforts to assure that the use of the Premises by any tenant, licensee or other occupant will not result in the unlawful release or presence of any hazardous substance or solid waste in, on or under the Premises;

          (d) Mortgagor shall immediately notify Mortgagee of the occurrence of any violation or receipt of any notice or complaint of any violation or alleged violation of any Environmental Laws and shall give immediate notice to the Mortgagee of any violation, or receipt of any notice or complaint of any violation or alleged violation, of any Environmental Laws. Mortgagor will, at the Mortgagor's expense, furnish Mortgagee with any and all environmental reports, tests, analyses, and studies reasonably requested by Mortgagee to determine whether the Premises has been or is being used for the handling, generation, disposal, storage, or transportation of any hazardous substances, and whether the Premises and all activities conducted thereon are in compliance with all Environmental Laws.

          (e) Mortgagee, its agents and representatives, may from time to time make periodic inspections of the Premises and in connection therewith may make such tests of the air, soil, groundwater, and building materials, as Mortgagee, its agents and representatives, shall deem necessary;

          (f) Mortgagor shall use its best efforts to cause any and all tenants, licensees and other occupants of the Premises to conduct their respective businesses and uses of the Premises so as to comply in all respects with Environmental Laws; and

          (g) In the event reasonable evidence exists of the occurrence or existence of the violation of any Environmental Law on the Premises, Mortgagee (by its officers, employees and agents) at any time and from time to time may contract for the services of persons (the "Site Reviewers") to perform such environmental site assessments ("Site Assessments") on the Premises as are reasonably necessary for the purpose of determining whether there exists on the Premises any environmental condition which could reasonably be expected to result in any liability, cost or expense to the owner, occupier or operator of the Premises arising under any of the Environmental Laws. The Site Reviewers are hereby authorized to enter upon the Premises for purposes of conducting Site Assessments. The Site Reviewers are further authorized to perform both above and below the ground testing for environmental damage or the presence of hazardous materials on the Premises and such other tests on the Premises as may be reasonably necessary to conduct the Site Assessments in the reasonable opinion of the Site Reviewers. Mortgagor agrees to supply to the Site Reviewers such historical and operational information regarding the Premises as may be reasonably requested by the Site Reviewers to facilitate the Site Assessments and will make available for meetings with the Site Reviewers appropriate personnel having knowledge of such matters. The results of Site Assessments shall be furnished to Mortgagor upon request. The reasonable cost of performing such Site Assessments shall be paid by Mortgagor.

    For purposes of this section, the term "Environmental Laws" shall mean and include any and all laws, statutes, ordinances, rules, regulations, orders, or determinations of any governmental authority pertaining to health or to the environment, and relating to the Premises, including without limitation, the Clean Air Act, as amended, the Comprehensive Environmental Response, Compensation and Liability act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), and as may be further amended (collectively "CERCLA"), the Federal Water Pollution Control Act Amendments, the Occupational Safety Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976, as amended ("RCRA"), the Hazardous Materials Transportation Act of 1975, as amended, the Safe Drinking Water Act, as amended, and the Toxic Substances Control Act, as amended. Likewise, the terms "hazardous substance" and "Release" shall have the meanings specified in CERCLA and the terms "solid Waste" and "disposal" (or "disposed") shall have the meanings specified in RCRA; PROVIDED, HOWEVER, in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term defined therein, such broader meaning shall apply subsequent to the effective date of such amendment, AND PROVIDED FURTHER that, to the extent the laws of the state in which the mortgaged premises is located establish a meaning for "hazardous substance," "release," "solid waste" or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply with regard to the Premises.

    30. Mortgagor covenants and warrants that the Premises are and will be the subject of validly issued and outstanding permits and that the Premises are (and Mortgagor covenants that they will remain) permitted by and are consistent with any and all zoning, ecological, environmental and use restrictions and all other governmental laws, rules and regulations applicable to the Premises and Mortgagor agrees that these covenants and warranties shall be fully accurate and in force continually hereafter for so long as the indebtedness secured hereby is unpaid.

    31. Mortgagor covenants not to initiate, join in, or consent to any change in any zoning ordinance, private restrictive covenants or other public or private restriction changing, limiting or restricting the uses which may be made of the Premises or any part thereof, without the prior written consent of Mortgagee in each instance. Without limiting the generality of the foregoing,
(a) Mortgagor shall not by act or omission permit all or any part of the Premises to be availed of to qualify for fulfillment of any municipal or governmental requirements for the construction or maintenance of any building or other improvements on premises not part of the Premises, and (b) Mortgagor shall not by act or omission impair the integrity of the Premises as zoning lots separate and apart from all other premises not subject to this Mortgage. Any attempt by Mortgagor to take any action which would violate any of the foregoing provisions of this paragraph 31 shall be void.

    32. Notwithstanding anything herein or in the Debentures secured hereby to the contrary, it is hereby agreed that in no event shall the amount paid, or agreed to be paid, to Mortgagee as interest pursuant to the terms of the Debentures exceed the highest lawful rate permissible under applicable usury laws if any. If Mortgagee would, but for the operation of this paragraph, ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance due hereunder and not to the payment of interest.

    Mortgagor covenants and agrees that the indebtedness secured by this Mortgage and the proceeds of such indebtedness are for business purposes only.

    Mortgagor hereby represents and warrants that no portion of the Premises is homestead property of Mortgagor.

    33. Upon the occurrence of: (a) default in the payment of any interest upon any Debenture when the same becomes due and payable, and continuance of such default for a period of ten (10) days; (b) default in the payment of the principal of any Debenture when the same becomes due and payable; (c) default in the performance, or breach, of any covenant or warranty of the Mortgagor in this Mortgage (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of thirty (30) days after there has been given, by registered or certified mail, to the Mortgagor by the Holders of at least Ten Percent (10%) in principal amount of the outstanding Debentures, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;
(d) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Mortgagor in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Mortgagor or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of thirty
(30) consecutive days; (e) the Mortgagor shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the ;Mortgagor or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action in furtherance of any of the foregoing. (f) the failure of the Mortgagor to pay any indebtedness due any other person or entity and such failure shall continue beyond any applicable grace period and result in the acceleration of maturity of such indebtedness; (g) the Mortgagor shall suffer to exist beyond any applicable grace period any other event of default under any material agreement binding the Mortgagor, provided such event of default has not been waived in writing by the appropriate party or parties to such agreement; or
(g) the Mortgagor shall admit its inability to pay its debts as they mature or shall make an assignment for the benefit of its creditors: then at such time, or upon the happening of any such event, or at any time thereafter unless cured to Mortgagee's satisfaction, as the case may be, the entire principal sum secured hereby, together with accrued interest or any portion thereof as selected by Mortgagee and all other sums due hereunder, under the Debentures and any other document, instrument or agreement now or hereafter evidencing or securing the indebtedness, shall, at the option of Mortgagee, become immediately due and payable and shall thereupon be collectible by exercise of any remedy available under this Mortgage or any other document given as additional security for the indebtedness secured hereby as fully and completely as if all of the said sums of money were originally stipulated to be paid on such day, anything in said Debentures or in this Mortgage to the contrary notwithstanding, with reasonable attorneys' fees and other costs and charges and without relief from valuation or appraisement laws. In addition, such principal sum and all such other sums shall bear interest from the date of such default until paid at the rate provided in the Debentures, such interest to be paid on demand. The remedies provided under this paragraph shall be in addition to and not a limitation on any other rights or remedies contained in this Mortgage or available as a result of any default by Mortgagor hereunder. Thereupon, or at any time during the existence of any such default, Mortgagee may proceed to foreclose this Mortgage, anything herein or in said Debentures contained to the contrary notwithstanding, including a partial foreclosure. Any failure of Mortgagee to exercise any option which Mortgagee may have hereunder, under the documents and instruments evidencing and securing the debt, or at law or in equity, shall not constitute a waiver of the right to exercise the same at any other time.

    34. That all covenants hereof shall run with the land solely for the benefit of Mortgagor and its successors and assigns.

    35. That this Mortgage and the rights and indebtedness hereby secured, without regard to the place of contract or payments, be construed and enforced according to the laws of the State of Wisconsin.

    36. That Mortgagor will do, execute, acknowledge and deliver such further reasonable acts, deeds, conveyances, transfers and assurances necessary or proper, in the reasonable judgment of Mortgagee, for the better assuring, conveying, mortgaging, assigning and confirming unto the Mortgagee all property mortgaged hereby or property intended so to be; whether now owned by Mortgagor or hereafter acquired.

    37. Each right, power and remedy herein conferred upon Mortgagee is cumulative and in addition to every other right, power or remedy, existing or implied, given now or hereafter existing at law or in equity, except as specifically restricted herein and each and every right, power and remedy herein set forth or otherwise so existing may be exercised from time to time as often and in such order as may be deemed expedient by Mortgagee, and the exercise or the beginning of the exercise of one right, power or remedy shall not be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy; and no delay or omission of Mortgagee in the exercise of any right, power or remedy accruing hereunder or arising otherwise shall impair any such right, power or remedy, or be construed to be a waiver of any default or acquiescence therein.

    38. Nothing in this Mortgage shall be construed as constituting the Mortgagee a mortgagee in possession.

    39. The unenforceability or invalidity of any provision or provisions hereof shall not render any other provision or provisions herein contained unenforceable or invalid.

    40. The individuals identified as Mortgagee hereunder shall hold their right, title and interest in and under this Mortgage and the Premises as tenants in common, with Charles H. Leavell having an undivided 50% interest and Dorsar Partners, L.P. and Charles S. Leavell each having an undivided 25% interest.
All money and other proceeds from the exercise of the rights and remedies of Mortgagee granted pursuant to this Mortgage shall belong 50% to each of said individuals.

    IT IS SPECIFICALLY AGREED that time is of the essence of this contract and that the waiver of the options, or obligations secured hereby, shall not, at any time thereafter, be held to be abandonment of such rights. Notice of the exercise of any option granted to Mortgagee herein, or in the Debentures secured hereby, is not required to be given.

    ALL OF THE COVENANTS herein contained shall bind, and the benefits and advantages thereof shall also inure to the respective heirs, executors, administrators, successors and assigns of the parties hereto. Whenever used, the singular number shall include the plural, the plural the singular and the use of any gender shall include all genders.

    IN WITNESS WHEREOF, the Mortgagor has signed and delivered this writing the day and year first above written.

                                          Renaissance Entertainment Corporation

                                             By
                                                ----------------------------
                                                James R. McDonald
                                                Its Chief Financial Officer

STATE OF COLORADO     )
                       ) ss.
COUNTY OF __________   )

    On this ____ day of May, 1997, before me, a Notary Public within and for said County, personally appeared James R. McDonald, to me personally known, who, being by me duly sworn did say that he is the Chief Financial Officer of Renaissance Entertainment Corporation, the corporation named as Mortgagor in the foregoing instrument, and that he signed said instrument on behalf of said corporation and as the free act and deed of said corporation.


                                  _____________________________________________
                                  Print Name________________________________
                                  Notary Public, ________ County, Colorado
                                     My Commission
[Expires]___________________

This instrument was drafted by and after recording should be returned to:

GRAY, PLANT, MOOTY, MOOTY & BENNETT, P.A.
3400 City Center
33 South Sixth Street
Minneapolis, Minnesota  55402
JWT

                                      EXHIBIT A

                                  LEGAL DESCRIPTION


PARCEL I:

Part of the Southeast Quarter and part of the Northeast Quarter of Section 36, Town 1 North, Range 21 East of the Fourth Principal Meridian, lying and being in the Town of Bristol, Kenosha County, Wisconsin, and being more particularly described as: Beginning on the South line of the Southeast Quarter of said Section at a point 600.7 feet South 89 degrees 24 minutes 50 seconds West from the Southeast corner of said Quarter Section; thence South 89 degrees 24 minutes 50 seconds West along the South line of said Quarter Section 729.8 feet and to the West line of the East half of said Quarter Section; thence North 1 degree 53 minutes 10 seconds West along the West line of the East Half of said Quarter
Section 2675.0 feet and to the North line of said Quarter Section; thence North 1 degree 46 minutes 40 seconds West along the West line of the Southeast Quarter of the Northeast Quarter of said Section 1325.36 feet and to the North line of said Quarter Quarter Section; thence North 89 degrees 02 minutes East along the North line of said Quarter Quarter Section 1051.34 feet and to the Westerly right-of-way line of Interstate Highway 94; thence South 2 degrees 03 minutes East along said right-of-way line 131.93 feet; thence South 21 degrees 06 minutes West along said right-of-way line 788.49 feet; thence South 2 degrees 03 minutes East along said right-of-way line 700 feet; thence South 17 degrees 45 minutes 50 seconds East along said right-of-way line 1167.69 feet; thence South 10 degrees 58 minutes 40 seconds East along said right-of-way line 482.66 feet; thence South 89 degrees 24 minutes 50 seconds West parallel to the South line of the Southeast Quarter of said Section 395.04 feet; thence South 0 degree 35 minutes 10 seconds East at right angles to the South line of said Quarter
Section 851.72 feet to the point of beginning.

PARCEL II:

The East Half of the West Half of the Southeast Quarter and the Southwest Quarter of the Northeast Quarter of Section Thirty-six (36), in Town One (1) North, Range Twenty-one (21) East of the Fourth Principal Meridian; in the Town of Bristol, County of Kenosha and State of Wisconsin.

                                      EXHIBIT B

                                PERMITTED ENCUMBRANCES

1. Real Estate Mortgage from Ellora Corporation to Bank One, Kenosha, NA dated April 7, 1995 and recorded in the Kenosha County Register of Deeds office on April 12, 1995 as Document No. 988507, securing $1,000,000.00.

2. Possible special charges by reason of any disallowance of any lottery tax credit claimed for taxes levied or to be levied.

3.  General and special taxes and assessments not yet due.

4. Public or private rights, if any, in such portions of the insured premises as may be used, laid out, taken or dedicated in any manner whatsoever for highway or road purposes.

5. Right of Way Authorization from Theodore Dooper to General Telephone Company of Wisconsin, dated September 21, 1965 and recorded in the office of the Register of Deeds for Kenosha County, Wisconsin on October 12, 1965 in Volume 713 of Records at page 504, as Document No. 479482 (as to Parcel
    I).

6. Easement from Theodore E. Dooper to Wisconsin Electric Power Company, dated July 23, 1963 and recorded in said Register's office on August 14, 1963 in Volume 645 of Records at page 235-36, as Document No. 453071 (as to Parcel
    I).

7. Distribution Easement granted Wisconsin Electric Power Company and Wisconsin Bell, Inc. dated November 9, 1993 and recorded in the Kenosha County Register of Deeds office on November 17, 1993 in Volume 1637 of Records, Page 434-35, as Document No. 945420 (as to Parcel I).

8. Holding Tank Agreement recorded in the Kenosha County Register of Deeds office on March 30, 1982 in Volume 1109 of Records, page 865, as Document No. 688487; and on June 30, 1988 in Volume 1316 of Records, Page 607, as Document No. 803280 (as to Parcel II).

9. Easement granted by Victoria Slavik to Wisconsin Gas and Electric Company by instrument dated December 7, 1936 and recorded in said Register's office July 10, 1937 in Volume 198 of Deeds, Page 528 (as to Parcel II).

10. Terms and conditions contained in Holding Tank Agreement dated 3/28/95 and recorded in said Register's office on April 6, 1995 as Document No. 988072.

11. Real Estate Mortgage from Renaissance Entertainment Corporation to BankOne, Colorado, NA dated March 31, 1997 and recorded in the Kenosha County Register of Deeds Office on April 11, 1997 as Document No. 1054187, securing a loan in the original principal amount of $690,188.55.

12. Real Estate Mortgage from Ellora Corporation to BankOne, Kenosha, NA dated May 1, 1995 and recorded in the Kenosha County Register of Deeds Office on June 19, 1995 as Document No. 993640, securing $250,000; together with Assignment of Leases, Rents and Profits dated May 1, 1995 and recorded in said Register's Office on June 19, 1995 as Document No. 993641.

                         DEED OF TRUST, ASSIGNMENT OF LEASES
                                AND SECURITY AGREEMENT

    THIS DEED OF TRUST, ASSIGNMENT OF LEASES AND SECURITY AGREEMENT (this "Deed of Trust"), dated as of the 14th day of May, 1997, by and between RENAISSANCE ENTERTAINMENT CORPORATION, a Colorado Corporation (the "Grantor"); Lawyers Title Realty Services, Inc., a Virginia corporation located in Henrico County Virginia, as trustee hereunder (the "Trustee"); and Dorsar Partners, L.P., a Texas limited partnership, having an address at c/o Steven L. Feinberg, General Partner, 1855 North Mesa, Suite 120, El Paso, Texas 79912-5939, Charles H. Leavell having an address at c/o The Leavell Company, 4487 North Mesa, Suite 204, El Paso, Texas 79902 and Charles S. Leavell having an address at c/o Renaissance Entertainment Corporation, 4440 Arapahoe Avenue, Suite 200, Boulder, Colorado 80303 (collectively, together with any subsequent holder or holders of the "Debentures" (defined below) are hereinafter referred to as the "Beneficiary").

    1.    Grantor is indebted to Beneficiary  on account of loans
(collectively the "Loan") in the principal sum of ONE MILLION and 00/100THS ($1,000,000.00) DOLLARS, as evidenced by: (i) that certain 9% Convertible Secured Debenture Due 2002 dated May 14, 1997 and issued by Grantor to Dorsar Partners, L.P.; (ii) that certain 9% Convertible Secured Debenture Due 2002 dated May 14, 1997 and issued by Grantor to Charles S. Leavell and (iii) that certain 9% Convertible Secured Debenture Due 2002 dated May 14, 1997 and issued by Grantor to Charles H. Leavell (collectively the "Debentures") with interest on such principal sum from the date of the Debentures at the rate specified in the Debentures. The Debentures are being issued, respectively, pursuant to: (i) that certain Subscription and Purchase Agreement dated as of May 8, 1997 and executed between Grantor and Dorsar Partners, L.P.; (ii) that certain Subscription and Purchase Agreement dated May 8, 1997 and executed between Grantor and Charles S. Leavell and (iii) that certain Subscription and Purchase Agreement dated as of May 8, 1997 and executed between Grantor and Charles H. Leavell (collectively the "Subscription Agreements"). The Debentures mature not later than April 1, 2002. The provisions of the Debentures are incorporated herein by reference.

    2. As a condition to making the Loan, the Beneficiary has required, in order to secure the repayment of the Debentures, that the Grantor, among other things, convey the "Property" (defined below) to the Trustee and assign its interest in leases of the Property pursuant to this Deed of Trust. The Debentures, this Deed of Trust and every other document further evidencing, securing the repayment of, executed in connection with or otherwise related to the Loan are hereinafter referred to as the "Loan Documents".

                       DEED OF TRUST AND ASSIGNMENT OF LEASES:

              SECTION 1.   CONVEYANCE IN TRUST AND ASSIGNMENT OF LEASES

    1.1 CONVEYANCE OF THE PROPERTY IN TRUST. For and in consideration of the premises and the making of the Loan, and in order to secure the Indebtedness (hereinafter defined), the Grantor hereby grants and conveys to the Trustee, with General Warranty and English covenants of title, all of the following described property, whether now owned or held or hereafter acquired by the
Grantor:

    ALL that certain land situated in the County of Stafford, Virginia, and more particularly described on Exhibit "A", and all rights, appurtenances, easements, privileges, remainders and reversions now or hereafter appertaining thereto, including, without limitation, all right, title, interest, property, claim and demand of the Grantor, if any, in and to the land lying in the bed of any street, road, avenue or alley adjacent thereto, either at law or in equity, in possession or expectancy, now existing or hereafter acquired (collectively, the "Land") subject, however, to the Permitted Exceptions described in Exhibit "B";

    TOGETHER WITH all building and improvements now or hereafter erected on the land (the "Improvements");

    TOGETHER WITH all fixtures and tangible personal property owned by the Grantor and now or hereafter attached to the land or the Improvements, and replacements thereof, including, but not limited to, all plumbing and electrical apparatus and equipment, cleaning and maintenance equipment, all boilers, tanks, engines, motors, incineration and power equipment, laundry equipment, conduits, switchboards, lifting, cleaning, fire-prevention, fire-extinguishing, refrigeration, ventilation and communications apparatus, elevators, escalators, shades, drapes, awnings, signs, screens, storm doors and windows, stoves, cabinets, partitions, ducts and compressors, piping and plumbing fixtures, pumps, heating, air conditioning and air cooling systems, fixtures and equipment and lighting and air cooling systems, fixtures and equipment and lighting systems, fixtures and all right, title and interest of Borrower in and to any such personal property and fixtures that may be subject to any lease, title retention or security agreement or other instrument (collectively, the "Equipment"). All Equipment is part and parcel of the Land and appropriated to the use of the Land and, whether affixed or annexed or not, shall for the purpose of this Deed of Trust be deemed conclusively to be conveyed hereby.


    TOGETHER WITH the Grantor's interest in all leases, subleases, service or operating agreements and contracts of or relating to the Land, the Improvements or the Equipment, whether now existing or hereafter entered into; and all rent, income, revenues, royalties, issues and profits (collectively, the "Rents and Profits") now or hereafter arising from the Land, the Improvements or the Equipment; provided that, until the occurrence of an "Event of Default" (as hereinafter defined), and the election of the Beneficiary to collect the Rents and Profits after such Event OF Default, the Grantor shall have a license to collect and dispose of the Rents and Profits subject to the provisions of 1.2 below, and provided further that such assignment shall not impose on the Trustee or the Beneficiary of the Grantor's obligations under such leases, sublease, service or operating agreements and contracts.

    TOGETHER WITH all proceeds of the conversion, whether voluntary or involuntary, of any of the foregoing real or personal property into cash or other liquid claims, including, without limitation, all awards, payments or proceeds, and any interest thereon, and the right to receive the same, that may be made as the result of any casualty, any exercise of the right of eminent domain or deed in lieu thereof, the alteration of the grade of any street and any injury to or decrease in the value of such property, together with the counsel fees, costs and disbursements incurred by the Beneficiary in connection with the collection of such awards, payments and proceeds (collectively, the "Proceeds"). The Grantor agrees to execute and deliver, from time to time such further instruments as maybe requested by the Beneficiary to confirm such assignment to the Beneficiary of the Proceeds.

    The Land, the Improvements, the Equipment, the Rents and Profits and the Proceeds, together with any substitutions therefore, replacements thereof and additions or attachments thereto, are sometimes hereinafter referred to collectively as the "Property". Nothing herein shall be deemed to be an authorization by the Beneficiary to the Grantor to sell, assign or otherwise dispose of the Property, except in accordance with the provisions of this Deed of Trust.

    1.2 ASSIGNMENT OF RENTS AND LEASES. The Grantor also irrevocably and absolutely assigns the Rents and Profits to the Beneficiary. Notwithstanding any contrary provisions hereof, this assignment is intended to effect an absolute and immediate assignments from the Grantor to the Lender of the Rents and Profits and not merely the creation of a lien thereon or a security interest therein. The Grantor shall have a license (the "Grantor's License") to manage and operate the Project and to collect, receive and apply for its own account all Rents as they become due; provided, however, that the Grantor's License shall cease and terminate upon the occurrence of an "Event of Default' (as defined below). Upon the termination of the Grantor's License, the Beneficiary, its agents and employees are hereby expressly and irrevocably authorized before, in conjunction with, or after acceleration of the Debentures, at the Beneficiary's option, to enter and take possession of the Property (a) by entry at the business or rental office of the Grantor, if any, located upon the Property, or (b) by written notice served personally upon or sent by registered or certified mail to the Grantor in accordance with the provisions of Section
6.2 of this Deed of Trust, as the Beneficiary may elect, and no further authorization shall be required. The Grantor irrevocably appoints the Beneficiary through any of its authorized officers as the Grantor's attorney-in-fact to do, upon and during any termination of the Grantor's license, all things which the Grantor might otherwise do with respect to the Property and the Rents and Profits thereon, including, without limitation, collecting rents, issues and profits with or without suit and applying the same, less expenses of collection, to cure a default under the Indebtedness (defined below) or to cure any "Event of Default" (defined below), in such manner as the Beneficiary may elect, leasing, in the name of the Grantor, the whole or any part of the Property which may become vacant, and employing agents therefore and paying such agents reasonable compensation for their services. The foregoing appointment of the Beneficiary as the attorney-in-fact for the Grantor constitutes a power coupled with an interest and, as such, is irrevocable. The powers and rights granted in this section shall be other remedies provided in this Deed of Trust upon the occurrence of an Event of Default and may be exercised independently of or concurrently with any of such remedies.

    1.3 INDEBTEDNESS SECURED. The foregoing conveyance of the Property, creation of security interest and assignment are made IN TRUST to secure to the Beneficiary the following (sometimes hereinafter referred to collectively as the "Indebtedness"): (i) the payment of all sums becoming due and payable by the Grantor under the Debentures in the aggregate original principal amount of $1,000,000.00 and evidencing the Loan, (ii) the payment of all sums becoming due and payable by the Grantor under the terms of this Deed of Trust and of each of the other "Loan Documents" (as hereinafter defined), and (iii) the performance of each and every covenant, agreement, term and condition of the Grantor that is set forth in this Deed of Trust and in each of the other Loan Documents.

              SECTION 2.  REPRESENTATIONS AND WARRANTIES OF THE GRANTOR

    The Grantor hereby represents and warrants that:

    2.1   FORMATION AND AUTHORITY OF THE GRANTOR: VALIDITY OF THE LOAN
DOCUMENTS.

          2.1.1 (1) It is a corporation dully formed, validly existing and in good standing under the laws of the State of Colorado, (2) it has all requisite power and authority (i) to execute and deliver this Deed of Trust and all of the other Loan

    Documents, (ii) to enter into, perform, observe and otherwise comply fully with the provisions of this Deed of Trust and all of the other Loan Documents and (iii) to own and operate the Property and (3) all necessary actions have been taken by Grantor to confer upon the persons executing this Deed of Trust and all of the other Loan Documents on the Grantor's behalf the power and authority to do so.

          2.1.2 Neither the execution and delivery on behalf of the Grantor of, or the performance by the Grantor of its obligations under, this Deed of Trust or any of the other Loan Documents will conflict with or violate, or constitute a default or require any consent or waiver under, any provisions of any mortgage, deed of trust, indenture, evidence of indebtedness, agreement, or governmental or quasi-governmental order, decree, ruling or directive to which the Grantor is a party or by which the Grantor or the Property is bound.

    2.2   NO DEFAULTS OR LITIGATION.

          2.2.1 There are no material actions, suits or proceedings pending or overtly threatened against the Grantor, any Co-maker or the Property.

          2.2.2 Neither the Grantor nor Co-maker is in default with respect to any material judgment, order, writ, injunction, decree or demand of any court, arbitrator, administrative agency or any governmental or quasi-governmental authority.

    2.3 USE OF THE PROPERTY. The use of the Property as an entertainment faire complies with all applicable zoning ordinances, subdivision ordinances, land use regulations and restrictive covenants affecting the Property, and all statutes, laws, ordinances, rules, orders and regulations of all governmental or quasi-governmental authorities with respect to such use have been satisfied.

    2.4 UTILITIES. That all utility services and facilities necessary for the operation of the Property as an entertainment Faire, including, without limitation, public water, storm and sanitary sewer facilities, and electric, telephone and other utility facilities necessary for the operation of the Property, are available at the boundaries of the Land, may be extended to and connected with the Property upon payment of standard tap-on or connection fees and are adequate to serve the Property.

    2.5 TAXES. The Land and the Improvements are assessed for taxation separately without regard to any other property, and that, for all purposes, the Land and the Improvements may be mortgaged, conveyed and otherwise dealt with as a separate lot or parcel.

    2.6   ENVIRONMENTAL MATTERS.

          2.6.1 The Property and the Grantor are not in violation of, or subject to, any existing, pending or threatened investigation by any federal, state or local governmental authority under any law, statute, ordinance, or regulation pertaining to health, industrial hygiene or the environment (collectively, "Environmental Laws"), including without limitation (i) the Comprehensive Environmental Response, Compensation, and Liability act of 1980, as amended, 42 U.S.C. {9601 ET SEQ. ("CERCLA"), and (ii) the Resource Conservation and Recovery act of 1976, 41 U.S.C. {6901 ET SEQ. ("RCRA").

          2.6.2 The Grantor's use of the Property does not and will not result in the release or disposal of any Hazardous Substance onto the Property.

          2.6.3 To the Grantor's best knowledge and belief, there is no occurrence or condition on any other real property that could cause the Property or any part thereof to be subject to any restrictions on ownership, occupancy, transferability or use.

    2.7 PERMITS. All permits, licenses, registrations, certificates, authorizations and approvals required to have been obtained as of the date hereof have been obtained for the execution and delivery of the Loan Documents by the Grantor, the performance and enforcement of the obligations of the Grantor thereunder and the construction, ownership, operation and use of the Property by the Grantor, and the Grantor knows of no reason why any future required permits or approvals cannot be obtained as needed.

    2.8 ACCESS. The Property fronts on, and has unencumbered legal and physical access to, a publicly dedicated and maintained roadway.

    2.9 OTHER INDEBTEDNESS. As of the date hereof the Grantor is not in default in the payment of the principal of or interest on any of its indebtedness for borrowed money and is not in default under any instrument under or subject to which indebtedness has been incurred, and no event has occurred and is continuing under the provisions of any such agreement that, with notice or the passage of time or both, would constitute a default thereunder.

    2.10 SURVIVAL OF THE GRANTOR'S REPRESENTATIONS AND WARRANTIES. The representations and warranties made in this Deed of Trust shall remain true and correct in all material respects and shall survive so long as any of the Indebtedness shall remain unsatisfied or otherwise outstanding.

                        SECTION 3.   COVENANTS OF THE GRANTOR



    The Grantor covenants and agrees as follows:



    3.1 PAYMENT OF THE INDEBTEDNESS. The Grantor shall (a) pay the obligations evidenced by the Debentures as therein provided, (b) pay and perform when due all payments and obligations required under any lien that may now or hereafter have priority over the lien of this Deed of Trust, and (c) pay all sums due under and perform all of its obligations under the Debentures, this Deed of Trust and the other Loan Documents.


    3.2 FURTHER ASSURANCES. The Grantor shall, at its cost and without expense to the Trustee or the Beneficiary, do every such further act and execute, acknowledge and deliver every such further deed, conveyance, document, instrument, mortgage, assignment, notice of assignment, transfer and assurance as the Trustee or the Beneficiary shall reasonably require, at any time and from rime to time, in order to more fully convey, assign, transfer and confirm unto the Trustee or the Beneficiary the property and rights hereby conveyed or assigned, or which the Grantor may be or may hereafter become bound to convey or assign to the Trustee or the Beneficiary. The Grantor shall execute, acknowledge and deliver such financing statements or comparable security instruments as the Beneficiary may request, at any time and from time to time, in order to evidence more effectively, to perfect or to continue the perfection of the security interest created hereunder. If, in the opinion of the Beneficiary, it becomes necessary or desirable to file additional Financing or continuation statements in any jurisdiction in order to preserve, perfect or protect the security interest created under this Deed of Trust, the Grantor agrees, upon the written request of the Beneficiary, to execute such statements and cause them to be filed in such jurisdictions.

    3.3 RECORDATION OF INSTRUMENTS. The Grantor shall pay all filing and recordation taxes and fees and any other expenses incident to the execution, acknowledgment, filing and recordation of this Deed of Trust, any Financing statements, each of the other Loan Documents and any instruments of further assurance and any instruments of release, partial release, termination or partial termination, as applicable.

    3.4 SUBSTITUTIONS. Immediately upon the acquisition, construction, assembly, placement or conversion of any extensions, improvements, renewals, substitutions or replacements of, or any additions or appurtenance to, the Land, the improvements or the Equipment, as the case may be, and, in each such case, without further deed of trust, conveyance, assignment or other act by the Grantor, such extensions, improvements, renewals, substitutions, replacements, additions and appurtenances shall become subject to and encumbered by the liens and assignments contained in this Deed of Trust as fully and completely, and with the same effect, as though now owned by the Grantor and specifically described in Section 1, such encumbrance to be effective and self-operative without the necessity of any further action by the parties hereto.

    3.5   TAXES, ASSESSMENTS AND LIENS.

          3.5.1 The Grantor, from time to time when the same shall become due, shall pay and discharge all taxes of every kind and nature including, without limitation, real property taxes and assessments, general and special (collectively, the "Property Taxes"), all general and special levies, permits, inspection and license fees, all water and sewer rents and charges, and all other public charges of every nature, imposed upon or assessed against the Property. The Grantor, promptly upon the request of the Beneficiary, shall deliver to the Beneficiary receipts evidencing the payment of all such taxes, assessments, levies, fees, rents and other public charges.

          3.5.2 The Grantor, from time to time when the same shall become due, shall pay all lawful claims and demand of mechanics, materialmen, laborers, and others that, if unpaid, might result in, or permit the creation of, a mechanic's materialmen, laborers, and others that, if unpaid, might result in, or permit the creation of, a mechanic's materialmen's, judgment or other lien on the Property or any part thereof, or on the rents, and, if any such lien is filed, docketed or otherwise recorded, the Grantor shall notify the Beneficiary promptly and, at the sole cost of the Grantor, shall promptly "bond off' or satisfy and effect the release of such lien or shall provide affirmative title insurance coverage satisfactory to the Beneficiary.

    3.6   INSURANCE.

          3.6.1 The Grantor, at its expense and for the benefit of the Beneficiary (subject to the rights of the prior deed of trust holder), shall keep the Improvements and the Equipment insured, to the extent of full replacement cost, against loss by fire, casualty, and such other hazards and risks as are customarily insured against in connection with the ownership, operation and use of projects of like size and character as the Property. All such insurance shall be written in forms and amounts satisfactory to the Beneficiary, shall name Beneficiary as an additional insured under a standard mortgagee loss payable endorsement and shall be issued by companies having a rating of A:XII or better in Best's Key Rating Guide, shall be licensed to do business in the Commonwealth of Virginia and shall be satisfactory to the Beneficiary. Each such policy shall provide that it shall not be canceled (including, without limitation, any cancellation or lapse for nonpayment of premium), and that coverage thereunder shall not be reduced materially, without at least thirty (30) days prior written notice to the Beneficiary.

          3.6.2 The Grantor shall promptly notify the Beneficiary of any loss covered by such insurance. The Grantor hereby authorizes Beneficiary, at its option, but subject to the rights of the prior deed of trust holder, to collect, adjust and compromise any losses under any of the insurance aforesaid and after deducting costs of collection to apply the proceeds at its option as follows: (a) As a credit upon any portion as selected by Beneficiary, of the indebtedness secured hereby, or (b) To restoring the improvements in which event Beneficiary shall not be obligated to see the proper application thereof nor shall the amount so released or used be deemed a payment on any indebtedness secured hereby, or (c) To deliver same to the owner of the premises.

          3.6.3 The Grantor shall not take out separate insurance concurrent in form or contributing in the event of loss with the insurance required to be maintained under this Section 3.6, unless the Beneficiary is included thereon as a named payee under a standard mortgagee endorsement. The Grantor shall immediately notify the Beneficiary whenever any such separate insurance is taken out and shall promptly deliver to the Beneficiary the policy or policies of such insurance.

          3.6.4 All of the Grantor's rights, title and interest in and to all insurance policies described in this Section 3.6 are hereby assigned to the Beneficiary. Upon the occurrence of an Event of Default, the Beneficiary, on behalf of the Grantor, may adjust and compromise any claims under such insurance policies and collect, receive and apply the proceeds thereof as the Beneficiary shall see fit. The Beneficiary is hereby irrevocably appointed as the Grantor's attorney-in-fact, coupled with an interest, for such purposes, and may deduct from such proceeds any expenses incurred by the Beneficiary in connection therewith.

          3.6.5 Notwithstanding any provisions herein to the contrary and in particular the foregoing provisions of this Section 3.6, in the event of any such loss or damage as therein described to the improvements upon the Property, it is hereby understood, covenanted and agreed that, subject to the rights of the prior deed of trust holder, the Beneficiary shall make the proceeds received under any such insurance policies as therein described available for the restoration of the improvements so damaged, subject to the following conditions: (a) that Grantor is not then in default under any of the terms, covenants and conditions hereof; (b) that Beneficiary shall first be given satisfactory proof that such improvements have been fully restored or that by the expenditure of such money will be fully restored, free and clear of all liens, except as to the liens of this Deed of Trust and the deeds of trust which are prior to this Deed of Trust; (c) that in the event such proceeds shall be insufficient to restore or rebuild the said improvements, Grantor shall deposit promptly with Beneficiary funds which, together with the insurance proceeds, shall be sufficient to restore and rebuild the said Property; (d) that in the event Grantor shall fail within a reasonable time, subject to delays beyond its control, to restore or rebuild the said improvements, then Beneficiary, at its option, may restore or rebuild the said improvements for or on behalf of the Grantor and for such purpose may do all necessary acts; (e) that the excess of said insurance proceeds above the amount necessary to complete such restoration shall be applied as hereinbefore provided as a credit upon any portion as selected by Beneficiary, of the indebtedness secured hereby; and (f) the holder of any prior deed of trust on the Property, if the same remains unsatisfied at such time, has consented to making such proceeds available for restoration. In the event any of the said conditions are not or cannot be satisfied, then the alternate disposition of such insurance proceeds as provided above in this Section 3.6 shall again become applicable.

          3.6.6 Under no circumstances shall Beneficiary become personally obligated to take any action to restore or rebuild the said improvements. In the event of foreclosure of this Deed of Trust, or other transfer of title to the Property in extinguishment of the indebtedness secured hereby, subject to the rights of the prior deed of trust holder, all right, title and interest of the Grantor, in and to any insurance policies then in force, and to the proceeds of any such policies, shall pass to the purchaser or grantee.

    3.7 RIGHT TO CURE. If the Grantor shall fail to perform any of the covenants contained in this Deed of Trust or in any of the other Loan Documents, or shall fail to observe or perform any covenant, term or condition under any other instrument creating a lien or encumbrance on the Property, or shall fail to observe or perform any provision of any lease, restrictive covenant or other agreement affecting the Property, each of the Beneficiary and the Trustee shall have the option, but not the obligation, to advance funds for and otherwise cause the observance or performance of the same on the Grantor's behalf, and all monies so advanced shall be added to the principal balance of the Debentures, shall be payable by the Grantor to the Beneficiary on demand, and shall bear interest at the rate provided in the Debentures, and the payment thereof shall be secured hereby. No action taken by the Beneficiary or the Trustee pursuant to the provisions of this Section 3.7 shall constitute, nor be deemed to constitute, a waiver or cure of any Event of Default.

    3.8 CONFIRMING; STATEMENT. The Grantor, as often as the Beneficiary may reasonably request in writing, within ten (10) days after such request, shall promptly furnish a written statement, duly authorized and acknowledged, setting forth (1) the amount due, whether of principal, interest or otherwise, under the Note, this Deed of Trust and any of the other Loan documents, (2) the date to which payments of principal and interest have been made, (3) whether the Grantor has any defenses against or rights of setoff with respect to the payment or performance thereof, and (4) such other information with respect to the Loan as the Beneficiary may request

    3.9 MAINTENANCE OF THE PROPERTY. The Grantor shall not commit, permit or suffer any material waste on the Property or make any change in the operation or use of the Property' that will in anyway create or materially increase any fire or other hazard. At all times, the Grantor shall maintain and keep the Property in good operating order and condition and shall promptly make, from time to time, all necessary repairs, renewals, replacements, additions and improvements in connection therewith, including, without limitation, all repairs, renewals, replacements, additions, improvements and rebuilding that may be required as a result of damage or loss to the Property occasioned by fire or other casualty, by the exercise of the power of eminent domain or by conveyance thereof. The Improvements and the Equipment shall not be removed, demolished or materially altered without the prior written consent of the Beneficiary, in its discretion.

    3.10  REMOVAL OF EQUIPMENT FIXTURE FILING.

          3.10.1 The Grantor shall not remove any Equipment from the Property, nor sell or otherwise dispose of the same, unless the Grantor replaces such Equipment prior to or promptly after each such removal, sale or disposal with property of a like kind and having a fair market value at least equal to the replacement value of the Equipment so removed. The liens and security interests created herein shall forthwith attach to all of such replacement property without the necessity of any further action by the parties hereto; provided. however, that the Grantor shall execute such additional Financing statements and security agreements, renewals thereof and amendments thereto and such other documents and instruments as may be required by the Beneficiary to perfect or continue the security interests created hereunder.

          3.10.2 The parties hereto agree that this Deed of Trust shall constitute a "security agreement" and that the recordation of this Deed of Trust shall constitute a "fixture filing" (as both of such terms are defined in the Uniform Commercial Code as adopted in the Commonwealth of Virginia, as amended from time to time (the "UCC")).

    3.11 EMINENT DOMAIN. The Grantor shall notify the Beneficiary promptly upon learning of any action or proceeding relating to any condemnation or other taking or conveyance in lieu thereof, whether direct or indirect, of the Property, or any part thereof, and the Grantor shall appear in and prosecute any such action or proceeding. In the event of any such condemnation, taking or conveyance, and to the extent practicable, the Grantor, at its own expense, shall promptly rebuild, restore and repair the Property to the same condition as existed immediately prior to such condemnation, taking or conveyance. The Trustee and the Beneficiary may participate in any such action or proceeding, and the Grantor, from time to time, shall execute and deliver to the Trustee and the Beneficiary any and all instruments requested by them in order to permit such participation. In any such action or proceeding, the Trustee and the Beneficiary may be represented by counsel selected by them, and the Grantor shall reimburse the Beneficiary and the Trustee for all fees, costs and expenses incurred by them in connection with such representation promptly upon demand therefore. Any award or compensation payable in connection with such action or proceeding is hereby assigned to and shall be paid to the Beneficiary, subject to the rights of the prior deed of trust holders. Grantor further covenants and agrees, subject to the rights of the prior deed of trust holder, to make, execute and deliver to Beneficiary, at any time or times upon request, free, clear and discharged of any encumbrances of any kind whatsoever except the rights of the holder of the prior deed of trust, any and all further assignments and/or other instruments deemed necessary by Beneficiary for the purpose of validly and sufficiently assigning all awards and other compensation heretofore and hereafter to be made to Grantor (including the assignment of any award from the United States Government at any time after the allowance of the claim therefor, the ascertainment of the amount thereof and the issuance of the warrant for payment thereof) for any taking, either permanent or temporary, under any such proceedings. Grantor further agrees that should the Property or any part thereof, including any easement or appurtenance thereof, be taken or damaged, permanently or temporarily, by reason of any public improvement or condemnation proceedings, including severance and consequential damage and change in grade of streets, or damage by earthquake or in any other manner, subject to the rights of the prior deed of trust holder, Beneficiary shall be entitled, subject to the rights of the prior deed of trust holders, to any compensation, award, payment or relief therefor and Grantor does hereby appoint Beneficiary its Attorney-in-Fact, coupled with an interest, and authorizes, directs and empowers such Attorney, at the option of the Attorney on behalf of the Grantor, its successors or assigns, to commence, appear in and prosecute, in its own name, any action or proceedings, to adjust or compromise any claim therefor and to collect and receive proceeds thereof, and to give proper receipts and acquittances therefor and after deducting expenses of collection, to apply the net proceeds as a credit on any portion, as selected by Beneficiary, of the indebtedness secured hereby notwithstanding the fact that the amount owing thereon may not then be due and payable hereunder or that the indebtedness is otherwise adequately secured, provided, however, that no prepayment premium shall be due in connection with any net proceeds applied to the indebtedness.

    3.12 COSTS AND EXPENSES: INDEMNITY. The Grantor shall pay all reasonable costs, fees and expenses of the Beneficiary in connection with approval, documentation, closing, disbursement, administration and collection of the Loan, including, without limitation, all appraisal fees, inspection fees, recording costs and fees. charges and expenses of legal counsel, architects, engineers and other consultants retained by the Beneficiary in connection with the Loan. The Grantor shall indemnify against and hold the Beneficiary harmless from any liability whatsoever for the costs, fees and expenses described in this Section
3.12. in the event the Beneficiary or the Trustee or both is made a party to or appears, either voluntarily or involuntarily, in any action or proceeding affecting or relating to any of the Property or any of the Indebtedness, or the validity or priority of any of the Loan Documents or any lien, right, title or security interest intended thereby, then the Grantor shall, upon demand, reimburse the Beneficiary or the Trustee or both, as applicable, for all costs, expenses, and liabilities incurred by the Beneficiary or the Trustee or both, as applicable, by reason thereof, including, without limitation, costs of litigation and attorney's fees, and the same shall be secured by this Deed of Trust.

    3.13 OPERATION OF THE PROPERTY. The Grantor shall operate the Property as an entertainment faire center in strict compliance with all applicable governmental and quasi-governmental statutes, laws, ordinances, rules and regulations and orders.

    3.14  ENVIRONMENTAL COMPLIANCE.

          3.14.1 Neither the Grantor nor any third party will use, generate. manufacture, produce, store, release. discharge, or dispose of on, under or about the Property or transport to or from the Property any Hazardous Substance except limited amounts of any Hazardous Substance used by Grantor in the operation of the Property. For the purposes of this Deed of Trust, a Hazardous Substance shall be any substance that is regulated by or defined as being harmful to the environment or public health in any Environmental Laws.

               3.14.2 The Grantor shall give prompt written notice to the Beneficiary of:

               3.14.2.1 any proceeding or inquiry by and governmental authority with respect to the presence of any Hazardous Substance on the Property or the migration thereof from or to other real property;

               3.14.2.2 all claims made or overtly threatened by any third party against the Grantor or the Property relating to any loss or injury resulting from any Hazardous Substance; and

               3.14.2.3 the Grantor's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Property that could cause the Property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of the Property under any Environmental Laws.

          3.14.3 The Beneficiary shall have the right to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any Environmental Laws.

          3.14.4 In the event that any such Hazardous Substances are hereafter found on, under or about the Property, the Grantor shall take all necessary and appropriate actions and shall spend all necessary sums to cause the same to be cleaned up and/or removed in accordance with any Environmental Laws, and the Beneficiary shall in no event be liable or responsible for any costs or expenses incurred in so doing.

          3.14.5 The Grantor shall at all times observe and satisfy the requirements of, and maintain the Property in compliance with, all Environmental Laws.

          3.14.6 Should the Grantor at any time default in or fail to perform or observe any of its obligations under this Section 3.14, the Beneficiary shall have the right, but not the duty, without limitation upon any of the Beneficiary's rights pursuant hereto, to perform the same, and the Grantor agrees to pay to the Beneficiary, on demand, all costs and expenses incurred by the Beneficiary in connection therewith, including, without limitation, reasonable attorney's fees, together with interest from the date of expenditure at the rate provided in the Debentures. The Grantor hereby agrees to indemnify against and hold the Beneficiary harmless from any loss,, liability, claim, demand, damage, suit, action, cost and expense, including, without limitation, attorneys' fees, incurred by or imposed on the Beneficiary by reason of the Grantor's failure to perform or observe any of its obligations or agreements under this Section 3.14.

          3.14.7 The obligations and indebtedness of the Grantor under this Section 3.14, notwithstanding anything contained herein or in any other document or agreement which may be construed to the contrary, shall survive the foreclosure of this Deed of Trust, the repayment of the Loan and the termination of the Debentures and the other Loan Documents.

                            SECTION 4.  SECURITY AGREEMENT


    4.1   CREATION OF A SECURITY INTEREST.   The Grantor hereby grants and
conveys to the Beneficiary as security for the Indebtedness a security interest
(a) in the Equipment, including, without limitation, any and all property of a similar type or kind hereafter located on or at the Property and owned by the Grantor, and (b) in any and all intangible property of the Grantor now or hereafter used in, arising out of, or relating to the ownership, development, management, operation or use of the Property, including, without limitation, (1) documents, instruments, accounts, chattel paper, general intangibles and proceeds (as each of such terms is defined in the UCC), (2) architectural and engineering plans and specifications for the Property or any portion thereof,
(3) escrow accounts, insurance policies and business records of or with respect to the Property, (4) any and all of the Grantor's rights, if any to (i) all warranties and guarantees by manufacturers, suppliers and installers pertaining to any of the Improvements or the Equipment, for the purpose of securing all of the indebtedness.

    4.2   REPRESENTATION. WARRANTIES AND COVENANTS.   The Grantor hereby
represents, warrants and covenants that, except for the security interest granted hereby, the Grantor is and, as to items of the Equipment to be acquired after the date hereof, shall be the sole owner of the Equipment free from any adverse liens, security interests, encumbrances or claims thereon or thereto of any kind whatsoever. The Grantor shall notify the Beneficiary of, and shall defend the Equipment against, all claims and demands of all persons at any rime claiming the same or any interest therein.


SECTION 5.    EVENTS OF DEFAULT: REMEDIES

    5.1 EVENTS OF DEFAULT. That (a) default in the payment of any interest upon any Debenture when the same becomes due and payable, and continuance of such default for a period of ten (10) days; (b)default in the payment of the principal of any Debenture when the same becomes due and payable; (c) default in the performance, or breach, of any covenant or warranty of the Grantor in this Deed of Trust (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of thirty (30) days after there has been given, by registered or certified mail, to the Grantor by the holders of at least Ten Percent (10%) in principal amount of the outstanding Debentures, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;
(d) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Grantor in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Grantor or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of thirty (30) consecutive days; (e) the Grantor shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the ;Grantor or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action in furtherance of any of the foregoing. (f) the failure of the Grantor to pay any indebtedness due any other person or entity and such failure shall continue beyond any applicable grace period and result in the acceleration of maturity of such indebtedness; (g) the Grantor shall suffer to exist beyond any applicable grace period any other event of default under any material agreement binding the Grantor, provided such event of default has not been waived in writing by the appropriate party or parties to such agreement; or

(g) the Grantor shall admit its inability to pay its debts as they mature or shall make an assignment for the benefit of its creditors: the happening of any such event shall be an Event of Default hereunder.

    5.2   REMEDIES UPON AN EVENT OF DEFAULT.

          5.2.1 Upon the occurrence of an Event of Default, the Beneficiary, by written notice given to the Grantor, may, at its option, declare the entire unpaid principal balance of the Debentures, all accrued but unpaid interest and all unpaid late charges thereunder to be due and payable immediately, and, upon any such declaration, such principal balance, accrued but unpaid interest and unpaid late charges shall become and be due and payable immediately, and upon any such declaration, such principal balance, accrued but unpaid interest and unpaid late charges shall become and be due and payable immediately, without presentment, demand, protest of notice of dishonor, all of which are hereby waived by the Grantor, anything contained in the Debentures or in this Deed of Trust to the contrary notwithstanding. The Grantor further waives the benefits of the Homestead Exemption and any other exemptions provided by law.

          5.2.2 Upon the occurrence of an Event of Default, the Beneficiary, at its option, may invoke the power of sale and any other remedies permitted by applicable law or provided herein. The
    Beneficiary shall be entitled to collect all costs and expenses incurred by it in pursuing such remedies, including, but not limited to, attorney's fees

          This Deed of Trust shall be governed by and construed in accordance with the applicable provisions of Sections 55-59.1, 55-59.2, 55-59.3, 55-59.4, 55-60 and, to the extent not inconsistent with the provisions hereof, Section 55-59 of the Code of Virginia, 1950, as amended and in effect on the date of this Deed of Trust, with the following further understanding as in such sections provided:

          Advertisement Required: Sale to be for cash on the Property or any part thereof, or at such other place as the Trustee shall select after first advertising the time, place and terms of sale once a week for three (3) weeks in a newspaper having general circulation in the County of Stafford, VA.

          Exemptions Waived.

          Subject to All upon Default.

          Substitution of Trustee Permitted, With or Without Cause.

          Right of Anticipation Reserved as provided in the Debentures.

          Renewal, Reinstatement or Extension Permitted.

          Any Trustee May Act.

          5.2.3 Upon the occurrence of an Event of Default, the Beneficiary, with or without entry, personally or by its agents or attorneys, insofar as applicable, may:

              5.2.3.1   Exercise any or all of the remedies
          available to a secured party under the UCC;

              5.2.3.2   Direct the Grantor to assemble the
          Equipment and make it available to the Beneficiary at the place designated by the Beneficiary, and the Grantor hereby covenants and agrees to do so promptly. The Beneficiary shall have the right to sell, assign and deliver all or any part of the Equipment at public or private sale, without advertisement, and to bid and become the purchaser thereof at any such public or private sale. If the provisions of the UCC require that notice of a public sale of any part of the Equipment be given to the Grantor, the Beneficiary shall give the Grantor such notice of sale as may be required under the UCC. If the provisions of the UCC impose no such notice requirement, the Beneficiary shall give the Grantor notice of such public or private sale at least ten (10) days before the time of such sale or other disposition. The proceeds of any such sale shall be applied First to the costs of such sale, including, without limitation, advertising costs, if any, and attorneys' fees, and second to all or any portion of the Indebtedness as the Beneficiary shall determine; and

              5.2.3.3 Take such steps to protect and enforce its rights, whether by action, suit or proceeding in equity or at law, for the specific performance of any covenant, term, condition or agreement set forth in the Debentures, in this Deed of Trust or in any other Loan Document, or in furtherance of the execution of any power herein or therein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedies or otherwise, as the Beneficiary shall elect

              In no event shall the Beneficiary, in the exercise of the remedies provided in this Deed of Trust, be deemed to be a "mortgagee in possession", and neither the Beneficiary nor the Trustee shall in any way be liable for any act, either of commission or omission, in connection with the exercise of such remedies.

          5.2.4 After the exercise by the Trustee of their power of sale pursuant to this Deed of Trust and pending the exercise by the Trustee or the Beneficiary or their agents or attorneys of their right to exclude the Grantor from all or any part of the Property, the Grantor agrees to pay the fair and reasonable rental value for the use and occupancy of the Property or any portion thereof that is in its possession for such period and, upon default in making any such payment, will vacate and surrender possession of the Property to the Trustee or the Beneficiary, as the case may be, or to a receiver, if any, and in default thereof may be evicted by any summary action or proceeding for recovery or repossession of premises for nonpayment of rent, however designated.

          5.2.5 Upon the occurrence of an Event of Default and upon written demand from the Beneficiary, the Grantor shall pay to the Beneficiary the whole amount which then shall have become due and payable under the Debentures, for principal, interest and late charges, as the case may be, and all sums required to be paid by the Grantor pursuant to any provision of this Deed of Trust and of any other Loan Document and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including, without limitation, reasonable compensation to the Trustee and the Beneficiary, and to their respective agents and counsel, and any expenses incurred by the Trustee and the Beneficiary hereunder. In the event that the Grantor shall fail forthwith to pay such amounts upon demand, the Beneficiary shall be entitled and empowered to institute such actions or proceedings at law or in equity as may be advised by its legal counsel for the collection of the sums due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Grantor and collect, out of the property of the Grantor, wherever situated, as well as out of the Property, in any manner provided by law, monies so adjudged or decreed to be due and payable.

          The Beneficiary shall be entitled to recover judgment as aforesaid either before, after or during the pendency of any proceedings for the enforcement of the provisions of this Deed of Trust, and the right of the Beneficiary to recover such judgment shall not be affected by any entry or sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the provisions of this Deed of Trust, or of any other Loan document, or the foreclosure of the lien hereof; and, in the event of a sale of the Property, or any part thereof, and of the application of the proceeds of such sale to the payment of the indebtedness, the Beneficiary shall be entitled to enforce payment of and to receive all amounts then remaining due and unpaid upon, the Debentures, and to enforce payment of all other charges, payments and costs due under this Deed of Trust and under any other Loan Documents, and shall be entitled to recover judgment for any portion of the indebtedness remaining unpaid, with interest. In case of proceedings against the Grantor in insolvency or bankruptcy or involving the liquidation of any of its assets, then the Beneficiary shall be entitled to prove the whole amount of principal, interest and late charges due under the Debentures in the full amount thereof, and all other payments, charges and costs due under this Deed of Trust and under any other Loan Documents in the full amount thereof, and all other payments, charges and costs due under this Deed of Trust and under any other Loan Documents, without deducting therefrom any proceeds obtained from the sale of the whole or any part of the Property; provided, however, that in no event shall the Beneficiary receive a greater amount than such principal, interest and late charges and such other payments, charges and costs from the aggregate amount of the proceeds of the sale of the Property and the distributions from the insolvent or bankrupt estate of the Grantor.

          No recovery of any judgment by the Beneficiary and no levy of execution under any judgment upon the Property or upon any other property of the Grantor shall affect, in any manner or to any extent, the lien of this Deed of Trust upon the Property or any part thereof, or any liens, rights, powers or remedies of the Trustee or the Beneficiary hereunder, but such liens, rights, powers and remedies of the Trustee and the Beneficiary shall continue unimpaired as before.


          5.2.6. Immediately upon the commencement of any action, suit or other legal proceeding by the Beneficiary to obtain judgment for all or any portion of the Indebtedness, or for the enforcement of the provisions of the Debentures, of this Deed of Trust or of any other Loan Document and following the occurrence of an Event of Default and the failure of the Grantor to cure such Event of Default within any applicable cure period, the Grantor shall, if required by the Beneficiary, consent to the appointment of a receiver or receivers for the Property and of all of the Rents. Upon the occurrence of an Event of Default and the failure of the Grantor to cure such Event of Default within any applicable cure period provided herein, and upon the commencement of any proceedings to foreclose this Deed of Trust, or to enforce any of the provisions hereof, of the Debentures or of any other Loan Document, or upon the commencement of any other judicial proceedings to enforce any right of the Trustee or the Beneficiary hereunder, under the Debentures or under any other Loan Documents, the Trustee, the Beneficiary or both of them shall be entitled, as a matter of right, if it or they shall so elect, without giving notice to any other party and without regard to the adequacy or inadequacy of the security of the Property, forthwith, either before or after declaring the unpaid balance of the Debentures to be due and payable, to effect the appointment of a receiver or receivers. Notwithstanding the appointment of any receiver, liquidator or trustee of the Grantor or of any of its property, or of the Property or any part thereof, the Trustee and the Beneficiary shall be entitled to retain possession and control of all property now or hereafter held under this Deed of Trust.

    5.3   SALE OF THE PROPERTY.

          5.3.1 Upon completion of any sale or sales made by the Trustee under or by virtue of this Deed of Trust, the Trustee, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. The Trustee are hereby irrevocably appointed the true and lawful attorney-in-fact of the Grantor, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Property and rights so sold, and for that purpose the Trustee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, the Grantor hereby ratifying and confirming all that such attorney-in-fact or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, the Grantor shall ratify and confirm any such sale or sales by executing and delivering to the Trustee or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of the Trustee of the Beneficiary, if so requested by the Trustee or the Beneficiary, for the purpose, and may be designated in such request. Any such sale or sale made under or by virtue of this Section 5, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or a judgment or decree of foreclosure and sale, shall operate to divest all of the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of the Grantor in and to the properties and rights so sold, and shall be a perpetual bar, both at law and in equity, against the Grantor and against any and all persons claiming or who may claim the same or any part hereof from, through or under the Grantor.

          5.3.2 Upon any sale made under or by virtue of this Section 5, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, the Beneficiary may bid for and acquire the Property or any part thereof and, in lieu of paying cash therefore, may make settlement for the purchase price by crediting against the Indebtedness the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums that the Trustee or the Beneficiary are authorized to deduct under this Deed of Trust.

    5.4 Waiver of Rights. The Grantor shall not at any time insist upon, or plead in any manner whatsoever, claim or take any benefit or advantage of any moratorium law or any exemption from execution or sale of the Property or any part thereof, wherever enacted, now or at any time hereafter enforced, that may affect the covenants and terms of performance of this Deed of Trust or of any other Loan document, nor claim, take or insist upon any benefit or advantage of any law now or hereafter enacted providing for the valuation or appraisal of the Property, or any part thereof, prior to any sale or sales thereof that may be made pursuant to any provision contained herein, or pursuant to any decree, judgment or order of any court of competent jurisdiction; nor, after any such sale or sale, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the property so sold or any part thereof, and the Grantor hereby expressly waives all benefit or advantage of any such law or laws. The Grantor, for itself and all who claim under it, hereby waives, to the extent that it lawfully may, all right to have the Property marshalled upon any sale or foreclosure hereunder.



    5.5   TRUSTEE.



          5.5.1 The Trustee shall be under no duty (i) to take any action hereunder except as expressly set forth herein, (ii) to perform any act that would involve them in expense of liability or to institute or defend any suit or action in respect hereof, unless properly indemnified to their satisfaction, or (iii) to account for the use or application of any payments under this Deed of Trust, under the Debentures or under any of the other Loan Documents, except as may otherwise be expressly provided by applicable law. The Trustee shall not be required to take notice, nor shall they be deemed to have knowledge, of any Event of Default or any event that, with notice or the passage of time or both, would constitute an Event of Default, and the Trustee may assume conclusively that there has been no such Event of Default or event that might constitute an Event of Default unless and until they shall have been notified thereof in writing by the Beneficiary.



          5.5.2 The Grantor shall pay the Trustee just compensation for any and all services performed and all their expenses, charges, counsel fees and other disbursements incurred on and about the administration and execution of the trust hereby created, and the performance of their duties and powers hereunder, which compensation, expenses, fees and disbursements shall constitute a part of the Indebtedness. The Grantor agrees to indemnify against and hold the Trustee harmless from any loss, claim, demand, suit, action, liability, damage, cost and expense, including, without limitation, attorneys' fees, incurred in the exercise and performance of their powers and duties hereunder.

    5.6 EXERCISE OF RIGHTS. Any rights that may be exercised by the Trustee or the Beneficiary or both pursuant to the provisions of this Section 5 upon the occurrence of an Event of Default, any be exercised by the Trustee, the Beneficiary or both, as the case may be, for so long as such Event of Default shall continue thereafter.

    5.7 REMEDIES CUMULATIVE: NO WAIVERS. No remedy conferred upon or reserved to the Trustee, the Beneficiary or both of them herein or in any of the other Loan Documents is intended to exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or under any of the other Loan Documents or now or hereafter existing at law, in equity or by statute. Every power and remedy given to the Trustee, the Beneficiary or both of them pursuant to the provisions of this Deed of Trust may be exercised from time to time and as often as may be deemed expedient by the Trustee of the Beneficiary. No delay by or omission of the Trustee or the Beneficiary in the exercise of any right or power accruing upon any Event of Default or upon any event that, with notice or the passage of time or both would constitute and Event of Default, shall impair any such right or power nor be construed to be a waiver of any such Event of Default or any acquiescence therein. A waiver of the breach of any covenant, term or condition contained herein or in any of the other Loan documents shall not be construed as a waiver any subsequent breach of the same covenant, term or condition. The acceptance by the Beneficiary of any sum in an amount less than the sum then due shall be deemed an acceptance on account only and upon the condition that it shall not constitute a waiver of the obligation of the Grantor to pay the entire sum then due. The Grantor's failure to pay the entire sum then due shall be and continue to be an Event of Default notwithstanding such acceptance of such amount on account, and, at all times thereafter and until the entire sum ten due shall have been paid, and notwithstanding the acceptance by the Beneficiary thereafter of further sums on account or otherwise, the Beneficiary and the Trustee shall be entitled to exercise all rights conferred upon them, or either of them, in this Deed of Trust and in every other Loan Document upon the occurrence of an Event of Default, or upon the occurrence of an event that, with notice or the passage of time or both, would constitute an Event of Default, and the right to whether any of such amounts are received prior or subsequent to notice of such sale. Consent by the Beneficiary to any transaction or action for which consent or approval of the Beneficiary is required hereunder or under any of the other Loan Documents shall not be deemed a waiver of the right to require such consent or approval with respect to future or successive transactions or actions.

                         SECTION 6.  MISCELLANEOUS PROVISIONS

      6.1 SAVINGS CLAUSE. Nothing contained herein, nor any transaction related hereto, shall be construed or shall so operate either presently or prospectively
(a) to require the Grantor to make any payment or to take any action contrary to law, or (b) to permit the Trustee to take any action contrary to law. Should any one or more of the terms, provision, covenants or conditions of this Deed of Trust or any of the other Loan Documents be held to be void, invalid, illegal or unenforceable in any respect, the same shall, at the option of the Beneficiary, not affect any other term, provision, covenant or condition of this Deed of Trust, but the remainder hereof shall be effective as though such term, provisions, covenant or condition had never been contained herein.

    6.2 NOTICES. All notices, requests, demands and other communications with respect to this Deed of Trust shall be in writing and shall be delivered by hand, sent prepaid by UPS Next Day Air (or a comparable overnight delivery service) or sent by United States mail, certified, postage prepaid, return receipt requested, to the following addresses:


          (a) If to the Grantor:
              Renaissance Entertainment Corporation
              4440 Arapaho Road, Suite 200
              Boulder, Colorado 30303
              Attn:  James R. McDonald, C.F.O.

          (b) If to the Beneficiary:
              Dorsar Partners, L.P.
              c/o Steven L. Feinberg, General Partner
              1855 North Mesa, Suite 120
              El Paso, Texas 79902-5939

              Charles H. Leavell
              c/o The Leavell Company
              4487 North Mesa, Suite 204
              El Paso, Texas 79902

              Charles S. Leavell
              c/o Renaissance Entertainment Corporation
              4440 Arapahoe Avenue, Suite 200
              Boulder, Colorado 80303

Any notice, request, demand or other communication delivered or sent in the manner aforesaid shall be deemed given or made (as the case may be) (i) on the day on which it is actually delivered or delivery refused of (ii) on the second
(2nd) business day after the day on which it is deposited in the United States mail, or an overnight delivery service, whichever first occurs. Any party to this Deed of Trust may change its address by notifying the other party hereto of the new address in manner permitted by this Section 6.2.

    6.3 CHOICE OF LAW. This Deed of Trust shall be executed, construed, performed and enforced in accordance with the laws of the Commonwealth of Virginia.

    6.4 SUCCESSORS AND ASSIGNS. To the extent not prohibited hereunder, all of the grants, covenants, terms provisions and conditions herein contained shall run with the Land shall apply to, bind and inure to the benefit of the successors and assigns of the Grantor, the successor in trust of the Trustee, and the endorsees, transferees, successors and assigns of the Beneficiary.

    6.5 AMENDMENTS. Neither this Deed of Trust nor any provision hereof may be amended, waived, discharged or terminated orally, but only by an instrument in writing and signed by the parties hereto.

    6.6 RULES OF CONSTRUCTION. The following rules of construction shall apply to this Deed of Trust unless the context otherwise requires:

          6.6.1 Singular words shall connote the plural as well as the singular, and vice versa, and the neuter gender shall connote the masculine and the feminine genders, and vice versa, as the context may require.

          6.6.2 All references herein to particular articles, sections or exhibits are references to the respective articles, sections or exhibits of or attached to this Deed of Trust.

          6.6.3 The article and section headings set forth herein are solely for convenience of reference and shall not constitute a part of this Deed of Trust nor shall they affect its meaning, construction or effect.

          6.6.4 Each party hereto and its counsel have reviewed and revised (or requested revision of) this Deed of Trust and the Loan Documents, and the normal rule of construction that any ambiguities are to be resolved against the drafting party shall not be applicable in the construction and interpretation of this Deed of Trust or the Loan Documents or any amendments or exhibits hereto.

    6.7 RIGHT TO RELEASE PERSONS LIABLE. Without affecting the liability of the Grantor or any other person (except any person released in writing) for payment or performance of any of the Indebtedness, and without affecting the rights of the Beneficiary or the Trustee with respect to any security not expressly released in writing, the Beneficiary, at any time and from time to time, either before or after the maturity of the Debentures, and without notice or consent may:

          6.7.1 Release any person or persons liable for payment or performance of any of the Indebtedness:

          6.7.2 Make any agreement extending the time or otherwise altering the terms of payment or performance of all or any part of the Indebtedness, or modifying or waiving any of the Indebtedness, or subordinating, modifying or otherwise dealing with the lien hereof or of any of the other Loan Documents;

          6.7.3 Exercise or refrain from exercising or waive any right that the Beneficiary may have;

          6.7.4    Accept additional security of any kind; and

          6.7.5 Release or otherwise deal with any property, real or personal, securing the Indebtedness, including, without limitation, all or any part of the Property.

    6.8 NO JOINT VENTURE. Nothing contained in this Deed of Trust or in any of the other Loan Documents shall create a partnership or joint venture or principal-agent relationship between the Grantor and the Beneficiary or between the Beneficiary and any other party, or cause the Beneficiary to be liable in any way for the debts or obligations of the Grantor or any other party.

    6.9 WAIVER. The Grantor and Beneficiary hereby irrevocably waive the right to trial by jury in any suit' action or other proceeding, now pending or hereafter instituted, concerning or arising out of this Deed of Trust, any of the other Loan Documents or the loan transaction contemplated hereunder and thereunder, or the actions of Beneficiary in the enforcement hereof or thereof.

          WITNESS the following signatures:

                                        RENAISSANCE ENTERTAINMENT CORPORATION, a
                                          Colorado corporation

                                        By
                                            ----------------------------------
                                            James R. McDonald
                                            Its Chief Financial Officer


STATE OF COLORADO       )
                              ) ss.
COUNTY OF ________________    )


    The foregoing instrument was acknowledged before me this     day of May,
1997, by James R. McDonald, the Chief Financial Officer of Renaissance Entertainment Corporation, a Colorado corporation in the County of _____________, State of Colorado.



                                             ----------------------------------
                                             Notary Public

                                             My commission expires:

                                      EXHIBIT A

                                  LEGAL DESCRIPTION

                                      EXHIBIT B

                                 PERMITTED EXCEPTIONS




    1 Deed of Trust, Assignment of Leases, and Security Agreement from Renaissance Entertainment Corporation to Beale and Sasser, Trustee, dated November 7, 1995, recorded in Deed Book 1153, page 495.

    2. Deed of Trust from Renaissance Entertainment Corporation to Sasser and Beale, Trustee, dated January 22, 1996, recorded as LR960001577.

    3. Disclosure Statement regarding Mechanics' Lien filed by Wise Guys Contracting, Inc., recorded as LR960009403.

    4. Memorandum for Mechanics' Lien filed by Wise Guys Contracting, Inc., recorded as LR960009404.

    5. Memorandum for Mechanics' Lien filed by Wise Guys Contracting, Inc., recorded as LR960009405.

    6. Matters shown or noted on plat entitled "Boundary Survey of the Property of Sherwood Forest Associates," made by Greenhorne & O'Mara, dated 29 March 1995, and recorded in Plat Book 27, pages 278-279 and Plat Book 28, pages 168-169, including:

          a.  steams and creeks affecting property;
          b.  fences do not coincide with boundaries;
          c.  power pole and ex. overhead powerline (VEPCO DB 79, Pg 48);
          d.  CSX Railroad bisects property;
          e.  approximate location of abandoned dirt road.

    7.    VEPCO easement recorded in Deed Book 79, at Page 48.

    8. Maintenance Agreement for Stormwater Detention Systems, dated July 24, 1995, recorded in Deed Book 1130, page 537.

    9. Easement granted Bell-Atlantic-VA dated November 1, 1995, and recorded in Deed Book 1153, page 280.

    10. Easement granted Bell Atlantic-VA dated November 1, 1995, and recorded in Deed Book 1153, page 284.

    11. Lack of a located and recorded right of access to and from the land described as Parcel B, which is separated from other land of the insured and a public right of way by the CSX Railroad property.

    12. Rights of others thereto entitled in and to the continued uninterrupted flow of streams or creeks running along boundaries or through the property (White Oak Run is designated on survey).